                        [LOGO OF PACIFIC CAPITAL FUNDS]


                              ------------------

                              Semi-Annual Report

                                To Shareholders


                               January 31, 1997

                              ------------------

                             PACIFIC CAPITAL FUNDS

                                JANUARY 31, 1997

                             LETTER TO SHAREHOLDERS

Dear Shareholders:

  The Pacific Capital Funds' assets continued to grow during the recent six-month period, with nearly 20% growth in our Retail Share class. On par with industry trends, the majority of new money invested went into our equity funds, due largely to the strong performance of the stock market during the period.

  Many investors expressed concern during the past six months regarding the direction of long-term interest rates, the possibility of rising inflation and, in particular, the prospects for continued gains in the stock market. We encourage our shareholders to keep in mind that financial market fluctuations are inherent in the investment process. Rather than react to those fluctuations, investors would do well to act according to three important investment principles during any point in a market cycle.

  First, investors should differentiate their long-term investment requirements from their liquid-asset requirements. Long-term investors' needs probably will be met best by taking advantage of stocks and other growth-oriented assets. Short-term volatility and risk are by-products of investing in such assets. But investors in the long run have been well compensated for taking on that risk.

  Second, investors should diversify their investments by allocating their savings among various types of asset classes, such as stocks, bonds and cash investments. Within those asset categories, it may also be wise to consider tax-advantaged investments and international securities. Such diversification among broad categories can help to moderate investment volatility and further reduce risk.

  Third, investors should remember that successful investing requires an element of discipline. Regular contributions to a portfolio of professionally managed mutual funds can provide that discipline and help investors participate in the financial markets consistently. Such an approach can help reduce risk of suffering sub-par returns due to poor investment timing.

  Americans continued to pour money into mutual funds. In 1996, investors contributed almost one half trillion dollars in new money to mutual funds, with most of that money allocated to stock funds.

  As mutual fund assets continue to grow, we want to assure shareholders of the quality of the investments selected for our Funds by the Hawaiian Trust Company. Our careful selection process reflects our mission to deliver consistent and competitive returns to our shareholders. For example, the New Asia Growth Fund returned 17.77%/1/ and the Growth and Income Fund returned 21.45% for the six months ending January 31, 1997 (Returns are for Retail Class without sales charge).

  Hawaiian Trust Company also adds value as a locally based firm providing regional perspective and accessibility to investment expertise. Hawaiian Trust Company has been a premier provider of asset management to individuals, businesses, nonprofit organizations, foundations and government agencies for nearly 100 years.

  We appreciate your confidence in the Pacific Capital Funds. During the coming months, we will continue to strengthen our commitment to monitor investment risk and uncover investment opportunities that will help you meet your long-term financial goals. If you have any questions or would like a Fund prospectus, please contact your registered investment consultant or call the Funds' transfer agent at 1-800-258-9232.

Sincerely,

/s/ Deborah G. Patterson

Deborah G. Patterson
Senior Vice President, Bank of Hawaii
Chairperson, the Pacific Capital Funds
--------

 AS WITH ALL MUTUAL FUNDS, SHARES IN THE PACIFIC CAPITAL FUNDS
      .ARE NOT FDIC INSURED
      .HAVE NO BANK GUARANTEE
      .MAY LOSE VALUE

                       LETTER FROM THE INVESTMENT ADVISER

  The six-month period ended January 31, 1997 was an eventful one for investors. Uncertainty about the strength of the economy and the likely direction of interest rates caused considerable volatility in the bond market. Stocks performed well after struggling very early in the period. However, most of the stock market's gains came from shares of large-company stocks. Small- and mid-sized company stocks trailed large-company shares by wide margins.

SLOW ECONOMIC GROWTH

  Bond prices rose as a result of slow economic growth during the third quarter of 1996. But concerns that accelerating economic growth would rekindle inflation hurt bonds' performance later in the period. During the fourth quarter, the economy grew at a revised annualized rate of 3.9%.

  Going forward, we believe that economic growth will slow during 1997 to around 2%. There are several reasons for this outlook:

  . Global economic growth will slow. Many countries will continue to focus on fiscal restraint.

  . Consumer spending is likely to decrease. Consumer installment debt is high relative to consumers' income, and we will continue to see more credit-card and mortgage delinquencies as well as bankruptcies. These factors should lead to a drag on GDP growth numbers.

DEMOGRAPHIC TRENDS

  Demographic and population trends will play a large role in the spending habits of Americans, as well as impact U.S. economic growth and the success of various industries during the next few years. The number of 25-30 year-olds will begin to decline this year and continue to fall well into the next century. Since that young group traditionally is a strong buyer of first homes, cars and appliances, we may see a drop in retail, lower-priced auto and housing sales during the next few years. This age group also has less disposable income and higher debt than other age groups, and in general is in poorer financial shape than older generations.

  Meanwhile, however, baby boomers' wealth will increase as they invest toward retirement. That will stimulate sales for financial-asset companies, brokerage firms and the travel and luxury-car industries going forward.

  In this type of modest growth environment, inflation will remain low. Moreover, the strength of the dollar relative to most other currencies will create deflationary pressure. Finally, U.S. companies probably won't be able to pass along price increases to consumers because of increasing international competition. Therefore, we do not foresee the Federal Reserve raising interest rates during the next few quarters. It is more likely that the Fed will lower rates later in the year.

OPPORTUNITIES IN FINANCIAL MARKETS

  We believe the stock market may see yet another year of positive returns between 8% to 12%. However, many shares of the biggest companies already have posted large gains and may be somewhat overvalued; thus, we will look for opportunities among shares of smaller firms. We also will favor stocks that have demonstrated the ability to consistently deliver above-average growth over more cyclical stocks whose fortunes are closely tied to the rate of economic growth.

  Bonds also are attractive at recent yields since the economy should continue to slow. We believe that yields on long-term Treasuries could fall as low as 6.2% this autumn, from around 6.79% at the end of the recent period. Therefore, we think now is a good time to lock in current yields on relatively long-term issues.

  Regardless of what happens in the months ahead, investors should continue to focus on their long-term goals. We will continue to help investors achieve their long-term goals at acceptable levels of risk by devising and implementing clear investment strategies for each of the Funds.

Sincerely,

/s/ William J. Barton

William J. Barton
Executive Vice President, Manager
Investment Management Group
Hawaiian Trust Company, Ltd.

                            FUND PERFORMANCE REPORT

                       PACIFIC CAPITAL GROWTH STOCK FUND

  "The Pacific Capital Growth Stock Fund continues to purchase faster growing companies of two types: larger, leading companies with exposure to global markets and mid- to small-sized companies with more explosive growth and exposure to smaller, more dynamic markets."-- Christopher Sullivan, Portfolio Manager

                      Pacific Capital Growth Stock Fund+
                        Growth of a $10,000 Investment

                          S&P/BARRA                           Institutional (B)
                        Growth Index++        Retail (A)*          No Load
                        --------------        -----------     -----------------
        1/31/87             10,000               9,591              10,000
        1/31/88              9,563               8,831               9,229
        1/31/89             11,246              10,037              10,553
        1/31/90             13,243              11,596              12,213
        1/31/91             14,937              13,247              13,992
        1/31/92             19,147              16,605              17,609
        1/31/93             20,623              17,310              18,399
        1/31/94             21,653              18,863              20,093
        1/31/95             22,405              18,826              20,084
        1/31/96             31,351              24,285              25,949
        1/31/97             40,366              29,066              31,157

        * Reflects 4.0% Maximum Sales Charge
          Past performance is not predictive of future results.


                          Average Annual Total Return
                          ---------------------------
        01/31/97                 1 Year      5 Year      10 Year
        --------                 ------      ------      -------
        Retail (A)*              14.94%      10.95%       11.26%
        Institutional (B)        20.07%      12.10%       12.04%


        12/31/96                 1 Year      5 Year      10 Year
        --------                 ------      ------      -------
        Retail (A)*              10.19%       9.04%       12.05%
        Institutional (B)        15.03%      10.18%       12.80%

        10/14/94, Commencement of operations of Institutional Class

        11/1/93, Commencement of operations of Retail Class

+The quoted performance of the Pacific Capital Growth Stock Fund ("Fund") includes the performance of certain common trust fund ("Commingled") accounts advised by Hawaiian Trust Company and managed the same as the Fund in all material respects, for periods dating back to January 31, 1987, and prior to the Fund's commencement of operations on November 1, 1993, for the Retail Class, and on October 14, 1994, for the Institutional Class as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and therefore were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

++The Standard & Poor's BARRA Growth Index is unmanaged and is generally representative of the performance of the growth stock universe. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

Investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  The Fund returned 21.45%/1/ during the six months ended January 31, 1997 (returns are for Retail Class without the sales charge). That performance lagged the 25.52% return of the Fund's benchmark, the S&P/BARRA Growth Index, since much of the index's performance was fueled by the very largest companies (on a cap-weighted basis) in the index.

  The Fund invests in higher quality mid-to-large-cap stocks, which potentially have faster growth of earnings and revenues than the market in general. Although for much of the six-month period under discussion the Fund owned more large stocks than mid-sized stocks, the Fund is currently shifting some assets into more mid-cap issues because of their attractive valuations. Though the market has been driven in the more recent 6 to 18 months by larger companies, and the Fund has benefited by holding these firms, relative valuation dictates increasing the Fund's weighting in mid-cap issues.

  In its pursuit of companies that offer faster growth in earnings and revenues, the Fund maintained strong weightings in the technology and consumer staples sectors, since these economic sectors typically have faster growth than the market in general. The Fund continues to hold both larger, more established firms like Intel (4.4%) and Sara Lee (2.7%) as well as faster growing, smaller firms like C-Cube Microsystems (1.0%) and Pioneer Hi-Bred (1.8%).

  In 1996, small- and mid-cap growth companies substantially underperformed large-cap growth companies, on average. Our expectation is that while small-, mid- and large-capitalization growth companies will frequently exhibit unsynchronized performance over a full economic cycle, investors should benefit from holding growth companies across the size spectrum.

  As of January 31, 1997, the Fund's top five holdings as a percentage of total net assets were General Electric (4.4%), Intel Corp. (4.3%), Coca-Cola Co. (3.6%), Procter & Gamble (3.4%) and Microsoft (3.3%)/2/.
--------
/1/With the maximum sales charge of 4.00%, the Fund's Retail Class shares had a total return of 16.54% for the six-month period.
/2/The composition of the Fund's holdings is subject to change.

                     PACIFIC CAPITAL GROWTH AND INCOME FUND

  "We will look for companies with strong earnings and dividend growth prospects, emphasizing shares of firms that can provide the most growth at the best value."-- Roger Khlopin, Portfolio Manager

                    Pacific Capital Growth and Income Fund+
                        Growth of a $10,000 Investment


                            S&P 500                           Institutional (B)
                         Stock Index++        Retail (A)*          No Load
                        --------------        -----------     -----------------
        1/31/87             10,000               9,593              10,000
        1/31/88              9,673               9,136               9,550
        1/31/89             11,620              10,695              11,207
        1/31/90             13,293              12,153              12,757
        1/31/91             14,407              13,187              13,892
        1/31/92             17,677              15,356              16,216
        1/31/93             19,535              15,814              16,739
        1/31/94             22,045              16,915              17,946
        1/31/95             22,172              17,211              18,283
        1/31/96             30,720              21,717              23,127
        1/31/97             38,821              26,807              28,616


        * Reflects 4.0% Maximum Sales Charge
          Past performance is not predictive of future results.



                                   Average Annual Total Return
                                 -------------------------------
        01/31/97                 1 Year      5 Year      10 Year
        --------                 ------      ------      -------
        Retail (A)*              18.48%      10.87%       10.36%
        Institutional (B)        23.73%      12.03%       11.09%


        12/31/96                 1 Year      5 Year      10 Year
        --------                 ------      ------      -------
        Retail (A)*              13.69%       8.70%       10.86%
        Institutional (B)        18.67%       9.84%       11.58%


                  10/14/94, Commencement of operations of the
                       Retail and Institutional Classes


 +The quoted performance of the Pacific Capital Growth and Income Fund ("Fund") includes the performance of certain common trust fund ("Commingled") accounts advised by Hawaiian Trust Company and managed the same as the Fund in all material respects, for periods dating back to January 31, 1987, and prior to the Fund's commencement of operations on October 14, 1994, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and therefore were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

++The Standard & Poor's 500 Stock Index is unmanaged and is generally representative of the performance of the domestic stock universe. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.


  Investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  During the six months ended January 31, 1997, the Fund delivered a total return of 21.41%/1/ (returns are for Retail Class without sales charge). That compared to a 24.15% return for the Standard & Poor's 500 Stock Index.

  The Fund's performance was in part the result of our significant investment in shares of rapidly growing mid-sized companies, which traded at attractive levels. During the period, such shares lagged the performance of large-company stocks; however, we felt that they provided some of the market's best long-term opportunities.

  The Fund's portfolio is tilted towards sectors that will benefit from continued economic growth: technology, capital goods and energy. The Fund's exposure to technology climbed from 13.5% to 14.5% during the period. We maintained our strong position in technology even when the sector experienced a sell-off in July. We believe these securities offer excellent long-term growth opportunities, and we are willing to ride out the sector's inevitable fluctuations.

  The Fund's allocation to financial services was increased from 11.6% to 14.5% during the period. This sector has been performing especially well reflecting a combination of strong earnings, reasonable valuation and takeover activity. In January, the Fund benefited nicely when one of its holdings in this sector, First USA, agreed to be acquired by Banc One.

  Looking ahead, we feel the economy will continue to grow at a modest rate. We will look for companies with strong earnings and dividend growth prospects, emphasizing shares of firms that can provide the most growth at the best value. We expect the technology sector to remain the most dynamic and strongest area of growth in the U.S. market.

  As of January 31, 1997, the Fund's top five holdings as a percentage of total net assets were Intel (3.3%), General Electric (3.1%), Microsoft (2.3%), BankAmerica (2.3%) and GTE Corp. (2.1%)/2/.
--------
/1/With the maximum sales charge of 4.00%, the Fund's Retail Class shares had a total return of 16.59% for the six-month period.
/2/The composition of the Fund's holdings is subject to change.

                      PACIFIC CAPITAL NEW ASIA GROWTH FUND

  "Asset allocation has proved important in pursuing continued outperformance
for the Fund."   --Tim Greaton, Portfolio Manager


                     Pacific Capital New Asia Growth Fund
                        Growth of a $10,000 Investment

                        MSC/AC Far East                       Institutional (B)
                         Free ex Japan         Retail (A)*          No Load
                        --------------        -----------     -----------------
        2/15/95              9,479               10,000            10,000
        1/31/96             11,527               12,183            12,354
        1/31/97             12,727               13,490            12,957

        * Reflects 5.25% Maximum Sales Charge
          Past performance is not predictive of future results.


                                   Average Annual Total Return
                                 -------------------------------
                                                 Since Inception
        01/31/97                 1 Year             (2/15/95)
        --------                 ------             ---------
        Retail (A)*               4.59%               13.06%
        Institutional (B)        10.73%               16.46%


                                                 Since Inception
        12/31/96                 1 Year             (2/15/95)
        --------                 ------             ---------
        Retail (A)*               9.90%               11.09%
        Institutional (B)        16.14%               14.55%



The performance of the Pacific Capital New Asia Growth Fund is measured against the Morgan Stanley Capital International MSCI AC Far East Free ex Japan, which is unmanaged and is generally representative of the performance of stock markets in that region. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  The past six months were both challenging and rewarding but have seen no tremendous changes in market performances. Markets which had fallen early in 1996 continued to do so, while those markets which had seen solid appreciation in the first half remained outperformers.

  In this type of environment asset allocation has proved important in pursuing continued outperformance for the Fund. We avoided making substantial investments in either Korea or Thailand. We believe the current economic slowdowns in both of these countries will continue to inhibit stock market performance, and we thus have reduced the Fund's weighting to a mere 6% of total net assets.

  At the same time, other markets in the region, particularly Hong Kong and Indonesia, have continued to see solid returns. The Fund currently has a 45.1% (as a percent of total assets) weighting in these two markets alone. Hong Kong continues to benefit from the recovery of the Chinese economy and increasing integration between the territory and the People's Republic of China. Moreover, Hong Kong's market has been supported by the steady interest-rate environment in the United States, as its currency remains pegged to the U.S. dollar and will remain so even after the transfer to China.

  Indonesia also has seen a gradual improvement in its economy. Inflation there is well under control, having fallen from over 10% early last year all the way to a 5.4% annual rate this year. Consequently, the government now has room to ease interest rates, which have remained high particularly on the short end-- with three-month rates at 15% for more than two years. This easing of liquidity should continue to bolster stock market performance.

  The Fund continues to use Hong Kong as its primary means to gain exposure to China. For example, the Fund has invested in China Resources Enterprises Ltd. (2.1%), one of the leading People's Republic of China backed conglomerates in the territory. The group has a wide array of businesses, from property to breweries to port operations, and continues to grow its investment portfolio via acquisition. We look for the group to be a major player in Hong Kong after 1997.

  As of January 31, 1997, the Fund's top five holdings as a percent of net assets were Hutchison Whampoa, Ltd. (3.4%), Cheung Kong Holdings, Ltd. (3.3%), Daya Guna Samudera (2.9%), Fairyoung Holdings (2.5%) and Swire Pacific LTD (2.4%)/1/.
--------
*International investing is subject to certain risk factors, such as currency exchange-rate volatility, possible political, social or economic instability, foreign taxation and differences in accounting and other financial standards. /1/The composition of the Fund's holdings is subject to change.

                 PACIFIC CAPITAL U.S. TREASURY SECURITIES FUND

  "We purchased longer-term Treasuries and continued to gradually extend the portfolio's average maturity."-- Dave Todani, Portfolio Manager

                Pacific Capital U.S. Treasury Securities Fund+
                        Growth of a $10,000 Investment

                     Merrill Lynch 10-15 Yr.
                           Govt./U.S.
                         Treas. Index++        Retail (A)*   Institutional (B) No Load
                        ---------------       -----------    -------------------------
        1/31/87             10,000               9,600              10,000
        1/31/88             10,234               9,280               9,696
        1/31/89             10,772               9,552               9,983
        1/31/90             12,079              10,528              11,047
        1/31/91             13,500              11,648              12,230
        1/31/92             15,317              12,976              13,649
        1/31/93             17,589              14,448              15,220
        1/31/94             19,912              15,968              16,858
        1/31/95             18,838              14,853              15,690
        1/31/96             22,207              18,066              19,133
        1/31/97             23,089              17,659              18,767

        * Reflects 4.0% Maximum Sales Charge
          Past performance is not predictive of future results.


                          Average Annual Total Return
                          ---------------------------
        01/31/97                 1 Year      5 Year      10 Year
        --------                 ------      ------      -------
        Retail (A)*              -6.19%       5.49%        5.85%
        Institutional (B)        -1.91%       6.58%        6.49%

<CAPTIO>
        12/31/96                 1 Year      5 Year      10 Year
        --------                 ------      ------      -------
        Retail (A)*              -5.86%       5.04%        5.98%
        Institutional (B)        -1.68%       6.12%        6.61%


        10/14/94, Commencement of operations of Institutional Class

        11/1/93, Commencement of operations of Retail Class



+The quoted performance of the Pacific Capital U.S. Treasury Securities Fund
 ("Fund") includes the performance of certain common trust fund ("Commingled") accounts advised by Hawaiian Trust Company and managed the same as the Fund in all material respects, for periods dating back to January 31, 1987, and prior to the Fund's commencement of operations on November 1, 1993, for the Retail Class, and on October 14, 1994, for the Institutional Class, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940, and therefore were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

++The Merrill Lynch 10-15 Year Government/U.S. Treasury Index is unmanaged and is generally representative of the performance of long-term Treasury bonds. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

 Investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  The average maturity of the Fund's portfolio stood at 11.7 years at the start of the six-month period that ended January 31, 1997. This was five years shorter than the average maturity at the beginning of 1996, which made the Fund less susceptible to losses as interest rates rose between February and July.

  During the second half of the year, interest rates began to fall and the bond market rallied. We purchased longer-term Treasuries--which increase in value more than shorter-term issues when interest rates decline--and continued to gradually extend the portfolio's average maturity even when rates rose and bond prices fell during December. At the end of the recent period, the average maturity of the Fund's securities was 11.7 years. The Fund's total return for the six months ended January 31, 1997, was 4.07%/1/ (returns are for Retail Class without the sales charge).

  Going forward, we will maintain this aggressive strategy, with an average maturity that is longer than the Fund's benchmark. We believe economic growth will be considerably slower than it has been in the past few months. Our GDP forecast for the first quarter of 1997 is 1.8%, which compares to a GDP growth rate of 4.7% for the fourth quarter of 1996. Inflation should remain low, and interest rates may decline in such a slow-growth environment.

  We estimate that yields on 30-year Treasury bonds will fluctuate between 6.25% and 7.25% this year. When the yield moves closer to the lower end of that range, we will become more defensive and shorten the Fund's duration, thereby reducing its price sensitivity to changes in interest rates. When the long bond approaches the high end of the range, we will purchase longer-term securities that can benefit more from a decline in rates.

  Finally, investors should remember that this Fund takes an active duration management strategy to help enhance returns and boost income. Thus, the Fund often is more aggressive than the more conservative Short Intermediate U.S. Treasury Securities Fund.
--------
/1/With the maximum sales charge of 4.00%, the Fund's Retail Class shares had a total return of -0.08% for the six-month period.

        PACIFIC CAPITAL SHORT INTERMEDIATE U.S. TREASURY SECURITIES FUND

  "We believe that economic growth during the first quarter of 1997 will slow considerably from the fourth quarter of last year, and inflation should remain tame."-- Dave Todani, Portfolio Manager


       Pacific Capital Short Intermediate U.S. Treasury Securities Fund
                        Growth of a $10,000 Investment

                        Merrill Lynch
                          -5 Year U.S.
                        Treasury Index 3      Retail (A)*    Institutional (B) No Load
                        ----------------      -----------    -------------------------
       12/13/93             10,000               9,775              10,000
        1/31/94             10,111               9,869              10,096
        1/31/95              9,904               9,459               9,692
        1/31/96             11,405              10,689              10,992
        1/31/97             11,740              10,832              11,156

        * Reflects 2.25% Maximum Sales Charge
          Past performance is not predictive of future results.


                          Average Annual Total Return
                          ---------------------------
                                          Since Inception
        01/31/97                 1 Year     (12/13/93)
        --------                 ------   ---------------
        Retail (A)*              -0.98%        2.58%
        Institutional (B)         1.49%        3.54%

                                          Since Inception
        12/31/96                 1 Year     (12/13/93)
        --------                 ------   ---------------
        Retail (A)*              -0.43%        2.57%
        Institutional (B)         2.28%        3.59%


        10/14/94, Commencement of operations of Institutional Class



The performance of the Pacific Capital Short Intermediate U.S. Treasury Securities Fund is measured against the Merrill Lynch 3-5 Year U.S. Treasury Index, which is unmanaged and is generally representative of the performance of short-term Treasury bonds. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  Early in 1996, investors' concerns about the economy's growing strength and the potential for higher inflation caused interest rates to rise between February and July. As a result, the Fund took a defensive posture by positioning its duration and average maturity shorter than those of its benchmark. The Fund began 1996 with an average maturity of 4.24 years and reduced that to 3.28 years by July, thereby reducing the adverse price impact on the portfolio from rising rates.

  As fears that the economy was growing too fast dissipated, interest rates in September began to decline and bond prices rose. Since longer-term securities perform especially well when interest rates fall, we began to extend the average maturity of the securities in the portfolio during this time.

  We maintained this more-aggressive stance through the end of January, when the average maturity of the portfolio was 4.3 years. It worked well during most of the period. In December, however, economists' revisions about the strength of the economy caused a temporary rise in interest rates. The yield on the 5-year Treasury note increased from 5.83% in November to 6.21% by the end of 1996.

  Our bond market outlook remains positive. We believe that economic growth during the first quarter of 1997 will slow considerably from the fourth quarter of last year, and inflation should remain tame.

  We do not foresee the Federal Reserve raising short-term interest rates in this type of slow-growth, low-inflation environment. In fact, there is a strong possibility that the Fed will reduce rates this summer. Thus, we will maintain the Fund's current position by leaning toward longer-term securities that will benefit as the economy slows and interest rates fall.

                 PACIFIC CAPITAL DIVERSIFIED FIXED INCOME FUND

  "I believe the Fund is well positioned for attractive returns during 1997."-- Janet Katakura, Portfolio Manager

                 Pacific Capital Diversified Fixed Income Fund+
                        Growth of a $10,000 Investment

                         Merrill Lynch
                          Corporate &
                          Government                          Institutional (B)
                         Master Index++        Retail (A)*          No Load
                        --------------        -----------     -----------------
        1/31/87             10,000               9,599              10,000
        1/31/88             10,437               9,630              10,066
        1/31/89             11,006               9,954              10,426
        1/31/90             12,238              10,880              11,426
        1/31/91             13,602              12,037              12,656
        1/31/92             15,364              13,642              14,393
        1/31/93             17,150              15,154              16,033
        1/31/94             18,922              17,161              18,197
        1/31/95             18,377              15,682              16,777
        1/31/96             21,613              18,981              20,364
        1/31/97             22,134              18,760              20,163

        * Reflects 4.0% Maximum Sales Charge
          Past performance is not predictive of future results.


                          Average Annual Total Return
                          ---------------------------
        01/31/97                 1 Year      5 Year      10 Year
        --------                 ------      ------      -------
        Retail (A)*              -5.11%       5.71%        6.49%
        Institutional (B)        -0.99%       6.97%        7.26%


        12/31/96                 1 Year      5 Year      10 Year
        --------                 ------      ------      -------
        Retail (A)*              -4.71%       5.25%        6.65%
        Institutional (B)        -1.67%       6.50%        7.40%


        10/14/94, Commencement of operations of the Retail and Institutional Classes


+The quoted performance of the Pacific Capital Diversified Fixed Income Fund
 ("Fund") includes the performance of certain common trust fund ("Commingled") accounts advised by Hawaiian Trust Company and managed the same as the Fund in all material respects, for periods dating back to January 31, 1987, and prior to the Fund's commencement of operations on October 14, 1994, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and therefore were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

++The Merrill Lynch Corporate and Government Master Index is unmanaged and is generally representative of the performance of corporate and U.S. Government bonds. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

 Investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  The bond markets were volatile during the six months ended January 31, 1997, mainly due to conflicting data about the strength of the economy and the outlook for inflation. Interest rates on 30-Year Treasury Bonds ranged from as low as 6.35% to as high as 7.15% during the period.

  Investors' concerns about the dollar's strength relative to the Japanese yen also created uncertainty in the bond market. Some bondholders feared that the strong dollar would make it more expensive for Japanese institutional investors to buy U.S. bonds. Finally, the stock market's strong performance through January drew money away from bonds, putting pressure on the fixed-income market.

  We expected that the economy's growth rate would slow down, inflation would remain under control and interest rates would decline. Thus, we maintained the Fund's duration throughout the period at around 20% to 30% longer than the duration of its index, the Merrill Lynch Corporate & Government Master Index. (Longer-duration portfolios generally outperform short-duration portfolios during periods of falling interest rates.) That strategy generally helped the Fund's performance, as interest rates ended the period at around 6.79%-- about one half of one percentage point lower than they had started.

  We continued to favor high-quality issues because of the uncertain economic outlook and the bond market's volatility. New funds received were invested for the most part in Treasuries because there was a shortage of high-quality corporate new issues, making them very expensive. We also favored non-callable bonds, which generally perform better in a declining interest-rate environment.

  That high-quality approach dampened the performance of the Fund, which posted a total return for the six month period of 4.06%/1/ (returns are for Retail Class without the sales charge), compared to 4.75% for its benchmark. Investors favored lower-quality "junk" bonds that offered more yield than other issues, and junk bonds outperformed higher-quality issues as a result. We continue to believe that investors are not being compensated enough for taking on the extra risk in these lower-quality bonds, and we will continue to favor quality and liquidity in our issue selection.

  We believe that economic growth will be moderate and inflation will remain in check during the coming period. Already in 1997, we've seen interest rates continue to decline, easing investors' inflation fears. We will maintain the Fund's duration strategy as long as we expect interest rates to keep declining. We also will continue to focus on high-quality issues--especially since the financial soundness of some companies involved in recent acquisitions has become questionable.
--------
/1/With the maximum sales charge of 4.00%, the Fund's Retail Class shares had a total return of -0.14% for the six-month period.

                    PACIFIC CAPITAL TAX-FREE SECURITIES FUND

  "We have continued to improve the credit quality of the portfolio to help offset the risk of maintaining a longer duration."--Yvonne Lim, Portfolio Manager

                   Pacific Capital Tax-Free Securities Fund+
                        Growth of a $10,000 Investment

                       Lehman Brothers
                      20-Year Municipal                        Institutional (B)         Lehman Brothers
                        Bond Index ++         Retail (A)*          No Load           Municipal Bond Index++
                      -----------------       -----------      -----------------     ----------------------
        1/31/87             10,000               9,593              10,000                   10,000
        1/31/88             10,150               9,804              10,240                   10,205
        1/31/89             11,311              10,602              11,104                   11,080
        1/31/90             12,220              11,401              11,968                   11,970
        1/31/91             13,359              12,154              12,800                   13,076
        1/31/92             14,864              13,374              14,112                   14,503
        1/31/93             16,519              14,518              15,360                   15,930
        1/31/94             18,931              16,205              17,184                   17,884
        1/31/95             18,000              15,331              16,341                   17,247
        1/31/96             21,063              17,540              18,723                   19,844
        1/31/97             21,868              17,995              19,257                   20,605

        * Reflects 4.0% Maximum Sales Charge
          Past performance is not predictive of future results.


                          Average Annual Total Return
                          ---------------------------
        01/31/97                 1 Year      5 Year      10 Year
        --------                 ------      ------      -------
        Retail (A)*              -1.51%       5.25%        6.05%
        Institutional (B)         2.85%       6.40%        6.78%


        12/31/96                 1 Year      5 Year      10 Year
        --------                 ------      ------      -------
        Retail (A)*              -1.09%       5.23%        6.23%
        Institutional (B)         3.20%       6.38%        6.94%


        10/14/94, Commencement of operations of the Retail and Institutional Classes

+The quoted performance of the Pacific Capital Tax-Free Securities Fund
 ("Fund") includes the performance of certain common trust fund ("Commingled") accounts advised by Hawaiian Trust Company and managed the same as the Fund in all material respects, for periods dating back to January 31, 1987, and prior to the Fund's commencement of operations on October 14, 1994, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and therefore were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

++The Fund has chosen to change the current benchmark of the Lehman Brothers
 20-Year Municipal Bond Index to the Lehman Brothers Municipal Bond Index since the Lehman Brothers Municipal Bond Index better reflects the Fund's focus of a broader range of maturities. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

 Investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  Cash flows continued to help the stock market dominate the financial spotlight during the six months ended January 31, 1997. The bond markets teetered between fears of excessive growth and exhilaration over low inflation. Despite the resulting volatility, the bond markets performed well, with the 30-year Treasury bond yield declining 17 basis points, in contrast to an increase of 101 basis points during the previous six months. The municipal market tracked the performance of the Treasury market, with the 30-year AAA general obligation bond yield declining 16 basis points compared to an increase of 39 basis points during the previous six-month period.

  Fears of a flat tax, which plagued the municipal market early in the last Presidential campaign, have completely dissipated. This, coupled with a relatively low supply of munis, had caused municipal yields to fall relative to Treasury yields. The ratio of muni yields to Treasury yields had reached a high in excess of 90% at the height of the flat-tax debate and has dropped to a low of 80% since the election.

  We continued to maintain a relatively long average maturity of approximately
9.2 years for the Fund in light of the income objective and our belief that economic growth will slow due to high consumer debt levels. Bearing in mind the Fund's additional objective of principal preservation, we have continued to improve the credit quality of the portfolio to help offset the risk of maintaining a longer duration. We also continued to avoid the electric-utility and health-care sectors due to continuing reform in those industries. In addition, we have continued to purchase secondary insurance to attach to some Hawaii municipal bonds that we deem to be under downgrade pressure as the state's economy continues to be soft. As a consequence of our focus on credit quality, approximately 78% of the portfolio is rated AAA and 22% is rated AA, the two highest ratings for municipal securities.

  The Fund had a total return for the six-month period of 3.81%/1/ (returns are for Retail Class without the sales charge) versus 4.50% and 4.15% for its benchmarks, the Lehman Brothers 20-Year Municipal Bond Index and the Lehman Brothers Municipal Bond Index. The underperformance of the Fund is due to the lagging relative performance of the Hawaii municipal sector, which comprises between 50% to 60% of the Fund's portfolio. In addition, the Fund's high quality relative to its index also dampened performance during a period when credit quality spreads narrowed as a result of low supply. Consistent with the objective of the Fund, our strategy is to emphasize credit quality over yield for long-term performance.
--------
*The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes.
/1/With the maximum sales charge of 4.00%, the Fund's Retail Class shares had a total return of -0.39% for the six-month period.

          PACIFIC CAPITAL TAX-FREE SHORT INTERMEDIATE SECURITIES FUND

  "We intend to maintain the high quality of the portfolio and extend the portfolio maturity opportunistically."--Yvonne Lim, Portfolio Manager


         Pacific Capital Tax-Free Short Intermediate Securities Fund+
                        Growth of a $10,000 Investment


                        Lehman Brothers
                        5-Year Municipal                      Institutional (B)
                         Bond Index++         Retail (A)*          No Load
                        --------------        -----------     -----------------
        3/31/88             10,000               9,776              10,000
        1/31/89             10,450               9,974              10,229
        1/31/90             11,236              10,540              10,837
        1/31/91             12,274              11,171              11,505
        1/31/92             13,526              12,053              12,448
        1/31/93             14,688              12,658              13,110
        1/31/94             15,423              13,368              13,871
        1/31/95             15,772              13,105              13,674
        1/31/96             17,567              14,107              14,754
        1/31/97             18,191              14,477              15,184


        * Reflects 2.25% Maximum Sales Charge
          Past performance is not predictive of future results.


                                   Average Annual Total Return
                                 -------------------------------
                                                          Since
                                                        Inception
        07/31/96                 1 Year      5 Year     (3/31/88)
        --------                 ------      ------     ---------
        Retail (A)*              0.27%       3.26%        4.27%
        Institutional (B)        2.91%       4.05%        4.83%


                                                          Since
                                                        Inception
        12/31/96                 1 Year      5 Year     (3/31/88)
        --------                 ------      ------      -------
        Retail (A)*               0.63%       3.33%        4.28%
        Institutional (B)         3.19%       4.13%        4.84%

                  10/14/94, Commencement of operations of the
                       Retail and Institutional Classes


 +The quoted performance of the Pacific Capital Tax-Free Short Term Intermediate
  Securities Fund ("Fund") includes the performance of certain common trust fund ("Commingled") accounts advised by Hawaiian Trust Company and managed the same as the Fund in all material respects for periods dating back to March 31, 1988, and prior to the Fund's commencement of operations on October 14, 1994, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and therefore were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

++The Lehman Brothers 5-Year Municipal Bond Index is an unmanaged index which tracks bonds with a maturity range of four to six years. It is important to note that the Fund only may invest in bonds with a maturity range of five years or less. Neither index reflects the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

  Investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Past performance is not indicative of future results.

  The continued uncertainty over the strength of the economy caused bond market sentiment to shift between expectations that the Federal Reserve would tighten or ease credit. Citing low inflation and sustainable growth, the Federal Reserve has maintained a neutral stance since it moved to reduce short-term rates in January 1996. However, Fed Chairman Alan Greenspan has voiced the need to remain vigilant toward potential inflationary pressures arising from a tight labor market and the wealth created by the stock market's advance.

  During the six months ended January 31, 1997, short-term municipal securities saw very little improvement, after experiencing a sharp decline in the previous six months. Treasuries with comparable maturities fared better, as their yields dropped more significantly. Despite municipals' recent underperformance relative to Treasuries, municipal yields relative to Treasury yields have remained persistently low, running between 63% to 70%. This is largely due to the lack of supply in the muni market accompanied by increased demand as more investors choose the lower volatility and safety of short-term bonds rather than the potentially higher returns of longer-term maturities. Unlike longer-term municipal securities, short-term municipal securities did not experience a decline when flat-tax proposals posed a concern for investors. On the contrary, they may even have benefited, as some investors chose to sacrifice yield for safety.

  The Fund had a total return for the six-month period of 2.41%/1/ (returns are for Retail Class without the sales charge), compared to 3.26% for its benchmark, the Lehman Brothers 5-Year Municipal Bond Index. This lagging performance is due to the fact that the Fund was structured with principal preservation in mind. Although we believe that interest rates will decline, we have not been aggressive in extending the average maturity as we would have been if municipal yields relative to Treasury yields were more attractive. Instead, we have sought to extend only when we can pick up attractive spreads through swaps. The higher credit quality of the Fund also has dampened performance in an environment where quality spreads have narrowed, favoring the performance of lower-quality portfolios.

  Looking ahead, we expect inflation to remain low and economic growth to slow down due to high consumer-debt levels. This combination should create an environment for interest rates to decline. We intend to maintain the high quality of the portfolio and extend the portfolio maturity opportunistically.
--------
*The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes.
/1/With a maximum sales charge of 2.25%, the Fund's Retail Class shares had a total return of 0.11% for the six-month period.

                               TABLE OF CONTENTS

                      Statements of Assets and Liabilities
                                    Page 21

                            Statements of Operations
                                    Page 23

                      Statements of Changes in Net Assets
                                    Page 25

                       Schedules of Portfolio Investments
                                    Page 28

                         Notes to Financial Statements
                                    Page 46

                              Financial Highlights
                                    Page 55

PACIFIC CAPITAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                JANUARY 31, 1997
                                  (UNAUDITED)

                                                      SHORT INTERMEDIATE
                             GROWTH     U.S. TREASURY   U.S. TREASURY
                             STOCK       SECURITIES       SECURITIES      GROWTH AND
                              FUND          FUND             FUND        INCOME FUND
                          ------------  ------------- ------------------ ------------
        ASSETS:
Investments, at value
 (Cost $127,599,957;
 $22,653,441;
 $21,598,711; and
 $81,006,171
 respectively)..........  $182,822,868   $23,588,455     $21,543,539     $ 99,658,926
Interest and dividends
 receivable.............       199,249       607,672         301,616          134,439
Receivable from
 investment advisor.....           --          3,152          13,168              --
Receivable for capital
 shares issued..........        41,678           --              --            28,010
Receivable from brokers
 for investments sold...       995,646     1,801,617             --         1,910,181
Prepaid expenses and
 other assets...........         5,503            60             562            4,868
                          ------------   -----------     -----------     ------------
  Total Assets..........   184,064,944    26,000,956      21,858,885      101,736,424
                          ------------   -----------     -----------     ------------
      LIABILITIES:
Dividends payable.......           --          7,748           6,593              --
Payable to brokers for
 investments purchased..           --      1,951,063             --         4,509,462
Accrued expenses and
 other payables:
 Investment advisory
  fees..................       125,708        12,133           5,627           61,668
 Administration fees....        25,142         3,236           2,814           12,334
 Distribution fees--Re-
  tail Class............         1,192           225             140              383
 Legal and audit fees...        27,547         4,072           3,855           11,018
 Printing costs.........        21,507         5,034           3,298            9,420
 Fund accounting and
  transfer agent fees...         9,372         3,869           3,915            6,369
 Other liabilities......        12,260         3,840           5,469            7,536
                          ------------   -----------     -----------     ------------
  Total Liabilities.....       222,728     1,991,220          31,711        4,618,190
                          ------------   -----------     -----------     ------------
      NET ASSETS:
Capital.................   122,522,104    27,073,352      21,990,496       75,907,742
Undistributed
 (distributions in
 excess of) net
 investment income......       (41,142)      (40,001)            --            47,594
Accumulated
 undistributed net
 realized gains (losses)
 from investment
 transactions...........     6,138,343    (3,958,629)       (108,150)       2,510,143
Unrealized appreciation
 (depreciation) from
 investments............    55,222,911       935,014         (55,172)      18,652,755
                          ------------   -----------     -----------     ------------
  Net Assets............  $183,842,216   $24,009,736     $21,827,174     $ 97,118,234
                          ============   ===========     ===========     ============
Net Assets
 Retail Class...........  $  5,867,619   $ 1,073,036     $   655,556     $  1,974,374
 Institutional Class....   177,974,597    22,936,700      21,171,618       95,143,860
                          ------------   -----------     -----------     ------------
  Total.................  $183,842,216   $24,009,736     $21,827,174     $ 97,118,234
                          ============   ===========     ===========     ============
Outstanding units of
 beneficial interest
 (shares)
 Retail Class...........       407,069       116,357          69,317          138,771
 Institutional Class....    12,341,733     2,485,363       2,234,660        6,685,050
                          ------------   -----------     -----------     ------------
  Total.................    12,748,802     2,601,720       2,303,977        6,823,821
                          ============   ===========     ===========     ============
Net Asset Value
 Retail Class--redemp-
  tion price per share..  $      14.41   $      9.22     $      9.46     $      14.23
                          ============   ===========     ===========     ============
 Retail Class--maximum
  sales charge..........          4.00%         4.00%           2.25%            4.00%
                          ------------   -----------     -----------     ------------
 Retail Class--maximum
  offering price per
  share
  (100%/(100%--maximum
  sales charge) of net
  asset value adjusted
  to nearest cent)......  $      15.01   $      9.60     $      9.68     $      14.82
                          ============   ===========     ===========     ============
 Institutional Class--
  offering and redemp-
  tion price per share..  $      14.42   $      9.23     $      9.47     $      14.23
                          ============   ===========     ===========     ============

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                JANUARY 31, 1997
                                  (UNAUDITED)

                                                           TAX-FREE
                          DIVERSIFIED     TAX-FREE    SHORT INTERMEDIATE
                          FIXED INCOME   SECURITIES       SECURITIES      NEW ASIA
                              FUND          FUND             FUND        GROWTH FUND
                          ------------  ------------  ------------------ -----------
        ASSETS:
Investments, at value
 (Cost $134,479,908;
 $275,511,124;
 $38,006,520; and
 $15,225,512
 respectively)..........  $134,201,233  $290,728,432     $38,450,367     $17,177,529
Foreign currency (Cost
 $276,500)..............           --            --              --          277,198
Interest and dividends
 receivable.............     2,513,013     3,635,370         405,660          16,963
Receivable for capital
 shares issued..........         5,802           --           52,794          23,983
Unamortized organization
 costs..................           --            --              --              815
Prepaid expenses and
 other assets...........        17,436         2,297             154           1,113
                          ------------  ------------     -----------     -----------
  Total Assets..........   136,737,484   294,366,099      38,908,975      17,497,601
                          ------------  ------------     -----------     -----------
      LIABILITIES:
Cash overdraft..........           --        167,130          37,611             --
Dividends payable.......        43,986        79,102           8,307           1,931
Payable for capital
 shares redeemed........         3,303           --              --              --
Accrued expenses and
 other payables:
 Investment advisory
  fees..................        74,977       149,154          16,508          12,912
 Administration fees....        19,994        39,774           4,952           2,152
 Legal and audit fees...        22,436        43,235           6,032           2,676
 Printing costs.........        17,706        32,440           4,596           8,864
 Distribution fees--Re-
  tail Class............           263           144             164             571
 Fund accounting and
  transfer agent fees...         8,371        12,300           5,961           5,768
 Other liabilities......         8,396        12,749           8,767          10,094
                          ------------  ------------     -----------     -----------
  Total Liabilities.....       199,432       536,028          92,898          44,968
                          ------------  ------------     -----------     -----------
      NET ASSETS:
Capital.................   138,017,894   278,291,649      38,336,488      15,530,883
Undistributed (distribu-
 tion in excess of) net
 investment income......           --            --              --          (29,150)
Accumulated
 undistributed net
 realized gains (losses)
 from investment
 transactions...........    (1,201,167)      321,114          35,742          53,526
Accumulated net realized
 losses from foreign
 currency transactions..           --            --              --          (55,341)
Unrealized appreciation
 (depreciation) from
 investments............      (278,675)   15,217,308         443,847       1,951,017
Unrealized appreciation
 from translation of
 assets and liabilities
 in foreign currency....           --            --              --            1,698
                          ------------  ------------     -----------     -----------
  Net Assets............  $136,538,052  $293,830,071     $38,816,077     $17,452,633
                          ============  ============     ===========     ===========
Net Assets
 Retail Class...........  $  1,282,844  $    683,191     $   831,310     $ 2,796,807
 Institutional Class....   135,255,208   293,146,880      37,984,767      14,655,826
                          ------------  ------------     -----------     -----------
  Total.................  $136,538,052  $293,830,071     $38,816,077     $17,452,633
                          ============  ============     ===========     ===========
Outstanding units of
 beneficial interest
 (shares)
 Retail Class...........       122,256        64,903          82,391         215,894
 Institutional Class....    12,799,732    27,794,429       3,748,860       1,128,287
                          ------------  ------------     -----------     -----------
  Total.................    12,921,988    27,859,332       3,831,251       1,344,181
                          ============  ============     ===========     ===========
Net Asset Value
 Retail Class--redemp-
  tion price per share..  $      10.49  $      10.53     $     10.09     $     12.95
                          ============  ============     ===========     ===========
 Retail Class--maximum
  sales charge..........          4.00%         4.00%           2.25%           5.25%
                          ------------  ------------     -----------     -----------
 Retail Class--maximum
  offering price per
  share
  (100%/(100%--maximum
  sales charge) of net
  asset value
  adjusted to nearest
  cent).................  $      10.93  $      10.97     $     10.32     $     13.67
                          ============  ============     ===========     ===========
 Institutional Class--
  offering and redemp-
  tion price per share..  $      10.57  $      10.55     $     10.13     $     12.99
                          ============  ============     ===========     ===========

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                            STATEMENTS OF OPERATIONS
                   FOR THE SIX MONTHS ENDED JANUARY 31, 1997
                                  (UNAUDITED)

                                                      SHORT INTERMEDIATE
                                        U.S. TREASURY   U.S. TREASURY
                          GROWTH STOCK   SECURITIES       SECURITIES     GROWTH AND
                              FUND          FUND             FUND        INCOME FUND
                          ------------  ------------- ------------------ -----------
INVESTMENT INCOME:
Interest income.........  $    54,129    $  826,338       $ 720,221      $       --
Dividend income.........    1,514,239         8,254           6,779          856,378
Foreign tax withholding.         (711)          --              --               --
                          -----------    ----------       ---------      -----------
  Total Income..........    1,567,657       834,592         727,000          856,378
                          -----------    ----------       ---------      -----------
EXPENSES:
Investment advisory
 fees...................      762,065        73,469          60,045          333,135
Administration fees.....      191,959        24,677          24,018           84,002
Distribution fees--Re-
 tail Class.............       20,853         3,955           3,286            5,599
Custodian fees..........        9,731           822           2,329            4,157
Accounting fees.........       29,681         4,226           4,497           13,781
Legal and audit fees....       25,901         3,312           3,406           11,733
Trustees' fees and ex-
 penses.................        8,903           740           1,198            3,735
Transfer agent fees.....       10,351         6,855           6,624            7,634
Registration and filing
 fees...................        6,133           480           1,624            4,510
Printing costs..........       13,229         1,110           1,523            5,716
Other expenses..........        3,798           595             549            1,600
                          -----------    ----------       ---------      -----------
  Total expenses before
   voluntary fee reduc-
   tions................    1,082,604       120,241         109,099          475,602
  Expenses voluntarily
   reduced..............      (53,504)       (7,732)        (32,615)         (21,125)
                          -----------    ----------       ---------      -----------
  Net Expenses..........    1,029,100       112,509          76,484          454,477
                          -----------    ----------       ---------      -----------
Net Investment Income...      538,557       722,083         650,516          401,901
                          -----------    ----------       ---------      -----------
REALIZED/UNREALIZED
 GAINS (LOSSES) FROM
 INVESTMENTS:
Net realized gains
 (losses) from invest-
 ment transactions......   10,472,339       (49,162)         (9,331)       3,121,770
Net change in unrealized
 appreciation/
 depreciation from
 investments............   25,949,534       333,646         150,973       12,827,147
                          -----------    ----------       ---------      -----------
Net realized/unrealized
 gains from investments.   36,421,873       284,484         141,642       15,948,917
                          -----------    ----------       ---------      -----------
Change in net assets re-
 sulting from opera-
 tions..................  $36,960,430    $1,006,567       $ 792,158      $16,350,818
                          ===========    ==========       =========      ===========

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                            STATEMENTS OF OPERATIONS
                   FOR THE SIX MONTHS ENDED JANUARY 31, 1997
                                  (UNAUDITED)

                                                            TAX-FREE
                            DIVERSIFIED    TAX-FREE    SHORT INTERMEDIATE  NEW ASIA
                            FIXED INCOME  SECURITIES       SECURITIES       GROWTH
                                FUND         FUND             FUND           FUND
                            ------------  -----------  ------------------ ----------
INVESTMENT INCOME:
Interest income..........   $ 5,305,487   $ 8,467,387      $  921,082     $      --
Dividend income..........        52,208        29,796          11,306        162,977
Foreign tax withholding..           --            --              --         (12,013)
                            -----------   -----------      ----------     ----------
  Total Income...........     5,357,695     8,497,183         932,388        150,964
                            -----------   -----------      ----------     ----------
EXPENSES:
Investment advisory fees.       493,638       888,363          99,918         64,268
Administration fees......       165,677       298,406          40,271         14,409
Distribution fees--Retail
 Class...................         4,379         2,359           2,926          9,072
Custodian fees...........         5,226        14,371           4,917         29,262
Accounting fees..........        27,305        52,775           9,299          7,450
Legal and audit fees.....        21,586        39,932           5,430          2,255
Organization costs.......           --            --              --          11,913
Trustees' fees and
 expenses................         7,376        14,247           1,938            415
Transfer agent fees......         9,705        12,833           7,086          6,209
Registration and filing
 fees....................        17,754         2,799           5,966          1,562
Printing costs...........        10,050        18,851           2,811          8,742
Other Expenses...........         3,202         5,855             870            140
                            -----------   -----------      ----------     ----------
 Total expenses before
  voluntary fee
  reductions and
  reimbursements.........       765,898     1,350,791         181,432        155,697
 Expenses voluntarily
  reduced................       (36,971)      (63,088)        (12,255)       (17,551)
                            -----------   -----------      ----------     ----------
  Net Expenses...........       728,927     1,287,703         169,177        138,146
                            -----------   -----------      ----------     ----------
Net Investment Income....     4,628,768     7,209,480         763,211         12,818
                            -----------   -----------      ----------     ----------
REALIZED/UNREALIZED GAINS
 (LOSSES) FROM
 INVESTMENTS AND FOREIGN
 CURRENCIES:
Net realized gains
 (losses) from investment
 transactions............    (1,190,083)      371,773         102,931         20,738
Net realized losses from
 foreign currency
 transactions............           --            --              --         (10,962)
Net change in unrealized
 appreciation/depreciation
 from investments........     3,454,789     3,601,394         152,335      2,390,246
Net change in unrealized
 appreciation/depreciation
 from translation of
 assets and liabilities
 in foreign currencies...           --            --              --             588
                            -----------   -----------      ----------     ----------
Net realized/unrealized
 gains from investments
 and
 foreign currencies......     2,264,706     3,973,167         255,266      2,400,610
                            -----------   -----------      ----------     ----------
Change in net assets
 resulting from
 operations..............   $ 6,893,474   $11,182,647      $1,018,477     $2,413,428
                            ===========   ===========      ==========     ==========

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     SHORT INTERMEDIATE
                                                            U.S. TREASURY               U.S. TREASURY
                             GROWTH STOCK FUND             SECURITIES FUND             SECURITIES FUND
                         ---------------------------  --------------------------  --------------------------
                         FOR THE SIX   FOR THE  YEAR  FOR THE SIX   FOR THE YEAR  FOR THE SIX   FOR THE YEAR
                         MONTHS ENDED      ENDED      MONTHS ENDED     ENDED      MONTHS ENDED     ENDED
                         JANUARY 31,     JULY 31,     JANUARY 31,     JULY 31,    JANUARY 31,     JULY 31,
                             1997          1996           1997          1996          1997          1996
                         ------------  -------------  ------------  ------------  ------------  ------------
                         (UNAUDITED)                  (UNAUDITED)                 (UNAUDITED)
OPERATIONS:
 Net investment income.. $    538,557  $   1,444,330  $   722,083   $  1,665,167  $   650,516   $ 1,106,083
 Net realized gains
  (losses) from
  investment
  transactions..........   10,472,339      2,853,413      (49,162)       610,897       (9,331)      (66,180)
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........   25,949,534      9,013,715      333,646       (980,793)     150,973      (370,513)
                         ------------  -------------  -----------   ------------  -----------   -----------
Change in net assets
 resulting from
 operations.............   36,960,430     13,311,458    1,006,567      1,295,271      792,158       669,390
                         ------------  -------------  -----------   ------------  -----------   -----------
DISTRIBUTIONS TO RETAIL
 CLASS SHAREHOLDERS:
 From net investment
  income................      (11,456)       (26,967)     (31,385)       (58,924)     (22,645)      (44,406)
 In excess of net
  investment income.....          --             --           --          (9,639)         --         (3,140)
 From net realized gains
  from investment
  transactions..........          (24)       (73,928)         --             --           --         (2,008)
 In excess of net
  realized gains........          --        (168,943)         --             --           --            --
DISTRIBUTIONS TO
 INSTITUTIONAL CLASS
 SHAREHOLDERS:
 From net investment
  income................     (617,937)    (1,401,180)    (730,699)    (1,606,243)    (627,871)   (1,061,677)
 In excess of net
  investment income.....          --             --           --        (262,742)         --        (75,078)
 From net realized gains
  from investment
  transactions..........         (777)    (2,779,485)         --             --           --            --
 In excess of net
  realized gains........          --      (6,351,795)         --             --           --        (35,758)
                         ------------  -------------  -----------   ------------  -----------   -----------
Change in net assets
 from shareholder
 distributions..........     (630,194)   (10,802,298)    (762,084)    (1,937,548)    (650,516)   (1,222,067)
                         ------------  -------------  -----------   ------------  -----------   -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued................   14,306,782    133,828,085      196,221      1,647,781    2,801,490    18,121,546
 Dividends reinvested...       64,567      6,438,745      740,848      1,902,174       50,212       158,516
 Cost of shares
  redeemed..............  (44,684,765)  (105,692,774)  (1,399,264)   (30,979,541)  (5,867,578)   (9,729,562)
                         ------------  -------------  -----------   ------------  -----------   -----------
Change in net assets
 from share
 transactions...........  (30,313,416)    34,574,056     (462,195)   (27,429,586)  (3,015,876)    8,550,500
                         ------------  -------------  -----------   ------------  -----------   -----------
Change in net assets....    6,016,820     37,083,216     (217,712)   (28,071,863)  (2,874,234)    7,997,823
NET ASSETS:
 Beginning of period....  177,825,396    140,742,180   24,227,448     52,299,311   24,701,408    16,703,585
                         ------------  -------------  -----------   ------------  -----------   -----------
 End of period.......... $183,842,216  $ 177,825,396  $24,009,736   $ 24,227,448  $21,827,174   $24,701,408
                         ============  =============  ===========   ============  ===========   ===========
SHARE TRANSACTIONS:
 Issued.................    1,094,422     11,098,985       21,084        173,866      295,130     1,882,513
 Reinvested.............        4,911        541,450       79,925        200,813        5,292        16,520
 Redeemed...............   (3,301,653)    (8,707,702)    (150,219)    (3,272,020)    (618,027)   (1,016,011)
                         ------------  -------------  -----------   ------------  -----------   -----------
Change in shares........   (2,202,320)     2,932,733      (49,210)    (2,897,341)    (317,605)      883,022
                         ============  =============  ===========   ============  ===========   ===========

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                         DIVERSIFIED FIXED
                          GROWTH AND INCOME FUND            INCOME FUND          TAX-FREE SECURITIES FUND
                         --------------------------  --------------------------  --------------------------
                         FOR THE SIX   FOR THE YEAR  FOR THE SIX   FOR THE YEAR  FOR THE SIX   FOR THE YEAR
                         MONTHS ENDED     ENDED      MONTHS ENDED     ENDED      MONTHS ENDED     ENDED
                         JANUARY 31,     JULY 31,    JANUARY 31,     JULY 31,    JANUARY 31,     JULY 31,
                             1997          1996          1997          1996          1997          1996
                         ------------  ------------  ------------  ------------  ------------  ------------
                         (UNAUDITED)                 (UNAUDITED)                 (UNAUDITED)
FROM INVESTMENT
 ACTIVITIES:
OPERATIONS:
 Net investment income.. $    401,901  $    897,198  $  4,628,768  $  7,564,301  $  7,209,480  $ 14,113,815
 Net realized gains
  (losses) from
  investment
  transactions..........    3,121,770     4,517,339    (1,190,083)    1,793,439       371,773     2,578,744
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........   12,827,147     1,140,677     3,454,789    (6,350,290)    3,601,394      (505,505)
                         ------------  ------------  ------------  ------------  ------------  ------------
Change in net assets
 resulting from
 operations.............   16,350,818     6,555,214     6,893,474     3,007,450    11,182,647    16,187,054
                         ------------  ------------  ------------  ------------  ------------  ------------
DISTRIBUTIONS TO RETAIL
 CLASS SHAREHOLDERS:
 From net investment
  income................       (5,386)       (6,661)      (31,238)      (29,853)      (14,428)      (36,401)
 In excess of net
  investment income.....          --           (198)          --         (1,073)          --         (3,016)
 From net realized gains
  from investment
  transactions..........      (74,382)      (10,087)      (10,239)          --         (3,793)       (5,488)
 In excess of net
  realized gains........          --            --            --         (5,216)          --         (2,095)
DISTRIBUTIONS TO
 INSTITUTIONAL CLASS
 SHAREHOLDERS:
 From net investment
  income................     (371,228)     (890,537)   (4,597,530)   (7,534,448)   (7,195,052)  (14,077,414)
 In excess of net
  investment income.....          --        (26,449)          --       (270,854)          --     (1,166,451)
 From net realized gains
  from investment
  transactions..........   (3,890,622)   (1,430,857)   (1,342,055)          --     (1,632,634)   (2,573,256)
 In excess of net
  realized gains........          --            --            --     (1,188,466)          --       (982,014)
                         ------------  ------------  ------------  ------------  ------------  ------------
Change in net assets
 from shareholder
 distributions..........   (4,341,618)   (2,364,789)   (5,981,062)   (9,029,910)   (8,845,907)  (18,846,135)
                         ------------  ------------  ------------  ------------  ------------  ------------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued................   20,491,311    51,831,280    19,532,633   199,818,303    15,308,590    29,212,660
 Dividends reinvested...    2,393,269     1,252,724       604,266       891,166     1,603,573     3,570,050
 Cost of shares
  redeemed..............  (13,362,619)  (23,786,655)  (47,345,483)  (86,706,905)  (14,921,496)  (22,829,691)
                         ------------  ------------  ------------  ------------  ------------  ------------
Change in net assets
 from share
 transactions...........    9,521,961    29,297,349   (27,208,584)  114,002,564     1,990,667     9,953,019
                         ------------  ------------  ------------  ------------  ------------  ------------
Change in net assets....   21,531,161    33,487,774   (26,296,172)  107,980,104     4,327,407     7,293,938
NET ASSETS:
 Beginning of period....   75,587,073    42,099,299   162,834,224    54,854,120   289,502,664   282,208,726
                         ------------  ------------  ------------  ------------  ------------  ------------
 End of period.......... $ 97,118,234  $ 75,587,073  $136,538,052  $162,834,224  $293,830,071  $289,502,664
                         ============  ============  ============  ============  ============  ============
SHARE TRANSACTIONS:
 Issued.................    1,496,512     4,307,112     1,834,763    18,193,814     1,453,123     2,767,223
 Reinvested.............      177,498       105,986        56,457        80,018       151,010       333,366
 Redeemed...............     (987,829)   (1,958,541)   (4,437,825)   (7,867,181)   (1,409,466)   (2,160,738)
                         ------------  ------------  ------------  ------------  ------------  ------------
Change in shares........      686,181     2,454,557    (2,546,605)   10,406,651       194,667       939,851
                         ============  ============  ============  ============  ============  ============

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                  TAX-FREE SHORT
                              INTERMEDIATE SECURITIES
                                       FUND                NEW ASIA GROWTH FUND
                             --------------------------  --------------------------
                             FOR THE SIX   FOR THE YEAR  FOR THE SIX   FOR THE YEAR
                             MONTHS ENDED     ENDED      MONTHS ENDED     ENDED
                             JANUARY 31,     JULY 31,    JANUARY 31,     JULY 31,
                                 1997          1996          1997          1996
                             ------------  ------------  ------------  ------------
                             (UNAUDITED)                 (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income
  (loss)...................  $   763,211   $ 1,577,123   $    12,818   $    (4,037)
 Net realized gains from
  investment transactions..      102,931       247,802        20,738       187,718
 Net realized losses from
  foreign currency
  transactions.............          --            --        (10,962)      (55,916)
 Net change in unrealized
  appreciation
  (depreciation) from
  investments..............      152,335      (381,865)    2,390,246      (603,577)
 Net change in unrealized
  appreciation
  (depreciation) from
  translation
  of assets and liabilities
  in foreign currencies....          --            --            588         3,412
                             -----------   -----------   -----------   -----------
Change in net assets
 resulting from operations.    1,018,477     1,443,060     2,413,428      (472,400)
                             -----------   -----------   -----------   -----------
DISTRIBUTIONS TO RETAIL
 CLASS SHAREHOLDERS:
 From net investment
  income...................      (13,864)      (12,490)       (1,484)          --
 In excess of net
  investment income........          --         (1,065)          --         (1,121)
 From net realized gains
  from investment
  transactions.............         (986)          --        (24,563)      (15,201)
DISTRIBUTIONS TO
 INSTITUTIONAL CLASS
 SHAREHOLDERS:
 From net investment
  income...................     (749,347)   (1,564,633)      (15,241)          --
 In excess of net
  investment income........          --       (133,354)          --         (7,846)
 From net realized gains
  from investment
  transactions.............      (49,245)          --       (130,393)      (63,590)
                             -----------   -----------   -----------   -----------
Change in net assets from
 shareholder distributions.     (813,442)   (1,711,542)     (171,681)      (87,758)
                             -----------   -----------   -----------   -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued...................    2,627,703     7,865,169     6,247,763    10,749,362
 Dividends reinvested......       56,341         9,183       103,064        59,730
 Cost of shares redeemed...   (3,996,143)   (7,982,805)   (1,598,344)   (2,981,295)
                             -----------   -----------   -----------   -----------
Change in net assets from
 share transactions........   (1,312,099)     (108,453)    4,752,483     7,827,797
                             -----------   -----------   -----------   -----------
Change in net assets.......   (1,107,064)     (376,935)    6,994,230     7,267,639
NET ASSETS:
 Beginning of period.......   39,923,141    40,300,076    10,458,403     3,190,764
                             -----------   -----------   -----------   -----------
 End of period.............  $38,816,077   $39,923,141   $17,452,633   $10,458,403
                             ===========   ===========   ===========   ===========
SHARE TRANSACTIONS:
 Issued....................      260,345       773,603       529,147       910,887
 Reinvested................        5,557           907         8,369         5,614
 Redeemed..................     (394,984)     (788,553)     (132,794)     (261,382)
                             -----------   -----------   -----------   -----------
Change in shares...........     (129,082)      (14,043)      404,722       655,119
                             ===========   ===========   ===========   ===========

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
GROWTH STOCK FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                JANUARY 31, 1997
                                  (UNAUDITED)

                                   SECURITY                            MARKET
   SHARES                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   ------------
 COMMON STOCKS (98.8%):
 Aerospace/Defense (0.7%)
     21,925 General Corp.........................................   $  1,337,425
                                                                    ------------
 Banks (1.3%):
     20,950 BankAmerica Corp.....................................      2,338,544
                                                                    ------------
 Beverages (6.0%):
    114,000 Coca-Cola Co.........................................      6,597,750
    129,675 PepsiCo, Inc.........................................      4,522,416
                                                                    ------------
                                                                      11,120,166
                                                                    ------------
 Chemicals (1.8%):
     51,850 Avery Dennison Corp..................................      1,899,006
     43,000 Sigma-Aldrich........................................      1,365,250
                                                                    ------------
                                                                       3,264,256
                                                                    ------------
 Computers & Peripherals (7.0%):
     40,150 Cabletron Systems (b)................................      1,395,212
     52,650 Cisco Systems (b)....................................      3,672,337
     41,000 Compaq Computer Corp. (b)............................      3,561,875
     29,000 Hewlett Packard Co...................................      1,526,125
     40,125 Informix Corp. (b)...................................        832,594
     54,250 Sun Microsystems Inc. (b)............................      1,722,438
                                                                    ------------
                                                                      12,710,581
                                                                    ------------
 Electrical Equipment (6.7%):
     48,850 C-Cube Microsystems Inc. (b).........................      1,758,600
     78,000 General Electric Co..................................      8,034,000
     42,000 SCI Systems Inc. (b).................................      2,446,500
                                                                    ------------
                                                                      12,239,100
                                                                    ------------
 Electronic & Electrical (1.0%):
     18,500 Emerson Electric Co..................................      1,826,875
                                                                    ------------
 Entertainment (1.5%):
     38,000 Walt Disney Co.......................................      2,783,500
                                                                    ------------
 Financial Services (2.6%):
     56,400 Automatic Data Processing, Inc.......................      2,333,550
     22,900 Student Loan Marketing Assoc.........................      2,493,237
                                                                    ------------
                                                                       4,826,787
                                                                    ------------
 Food Distributors (3.5%):
     91,650 Albertsons, Inc......................................      3,207,750
     95,500 Sysco Corp...........................................      3,139,562
                                                                    ------------
                                                                       6,347,312
                                                                    ------------

                                   SECURITY                            MARKET
   SHARES                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED:
 Food Processing & Packaging (7.3%):
     70,250 ConAgra, Inc.........................................   $  3,547,625
     49,700 Pioneer Hi-Bred International, Inc...................      3,348,537
    126,500 Sara Lee Corp........................................      4,996,750
     26,800 Wm. Wrigley Jr. Co...................................      1,557,750
                                                                    ------------
                                                                      13,450,662
                                                                    ------------
 Funeral Services (1.9%):
    118,000 Service Corp. International..........................      3,422,000
                                                                    ------------
 Health Care (2.3%):
    106,275 Columbia HCA Healthcare..............................      4,197,862
                                                                    ------------
 Insurance (2.6%):
     39,975 American International Group, Inc....................      4,841,972
                                                                    ------------
 Manufacturing (2.0%):
     21,000 Illinois Tool Works, Inc.............................      1,714,125
     23,300 Minnesota Mining & Manufacturing Co..................      1,986,325
                                                                    ------------
                                                                       3,700,450
                                                                    ------------
 Medical Supplies (2.5%):
    160,000 Biomet, Inc..........................................      2,480,000
     32,175 Medtronic, Inc.......................................      2,203,987
                                                                    ------------
                                                                       4,683,987
                                                                    ------------
 Metal & Mineral Production (0.8%):
     56,650 Barrick Gold Corp....................................      1,522,469
                                                                    ------------
 Oil & Gas Exploration (1.9%):
     26,325 Mobil Corp...........................................      3,455,156
                                                                    ------------
 Oilfield Equipment & Services (0.6%):
      9,550 Schlumberger Ltd.....................................      1,061,244
                                                                    ------------
 Paint, Varnishes & Enamels (1.5%):
     50,250 Sherwin Williams Co..................................      2,788,875
                                                                    ------------
 Pharmaceuticals (13.1%):
     69,700 Abbott Laboratories..................................      3,789,938
     47,775 American Home Products Corp..........................      3,027,741
     24,375 Eli Lilly & Co.......................................      2,123,672
     95,500 Johnson & Johnson, Inc...............................      5,503,188
     62,400 Merck & Co., Inc.....................................      5,662,800
     42,400 Pfizer, Inc..........................................      3,937,900
                                                                    ------------
                                                                      24,045,239
                                                                    ------------

                                   Continued

PACIFIC CAPITAL FUNDS
GROWTH STOCK FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

                                   SECURITY                            MARKET
   SHARES                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED:
 Publishing (1.3%):
     63,000 Readers Digest.......................................   $  2,433,375
                                                                    ------------
 Restaurants (1.1%):
     44,850 McDonald's Corp......................................      2,040,675
                                                                    ------------
 Retail (3.5%):
     61,800 Dollar General Corp..................................      1,915,800
     59,750 Kohl's Corp. (b).....................................      2,322,781
     91,650 Wal-Mart Stores, Inc.................................      2,176,688
                                                                    ------------
                                                                       6,415,269
                                                                    ------------
 Semiconductors (4.3%):
     49,000 Intel Corp...........................................      7,950,250
                                                                    ------------
 Soaps & Cleaning Agents (3.4%):
     54,600 Procter & Gamble Co..................................      6,306,300
                                                                    ------------
 Software & Computer Services (5.5%):
     44,000 Computer Associates International, Inc...............      1,996,500
     59,800 Microsoft (b)........................................      6,099,600
     53,000 Oracle Systems Corp. (b).............................      2,060,375
                                                                    ------------
                                                                      10,156,475
                                                                    ------------
 Steel (0.5%):
     17,050 Nucor Corp...........................................        886,600
                                                                    ------------

                    SECURITY              MARKET
   SHARES          DESCRIPTION            VALUE
 ---------- ------------------------   ------------
 COMMON STOCKS, CONTINUED:
 Telecommunications (1.5%):
     83,000 Alltel Corp.............   $  2,666,375
                                       ------------
 Tobacco & Tobacco Products (2.2%):
     33,650 Philip Morris Cos.,
             Inc....................      4,000,144
                                       ------------
 Transportation--Air (1.1%):
     95,000 Southwest Airlines Co...      2,090,000
                                       ------------
 Utilities--Telecommunications (5.8%):
     60,000 Century Telephone
             Enterprises Inc........      1,882,500
     87,000 Frontier Corp...........      1,903,125
     45,975 GTE Corp................      2,160,825
     34,400 Northern Telecom Ltd....      2,532,700
     41,300 SBC Communications......      2,266,338
                                       ------------
                                         10,745,488
                                       ------------
   Total Common Stocks
    (cost $126,432,502)                 181,655,413
                                       ------------
 INVESTMENT COMPANY (0.6%):
  1,167,455 Banc One Prime Money
             Market Fund (Fiduciary
             Shares)................      1,167,455
                                       ------------
  Total Investment Company (cost
  $1,167,455)                             1,167,455
                                       ------------
  Total Investments (cost--
   $127,599,957)(a)--(99.4%)            182,822,868
  Other assets in excess of
  liabilities--(0.6%)                     1,019,348
                                       ------------
  NET ASSETS--(100.0%)                 $183,842,216
                                       ============

------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized apprecia-
    tion................  $57,981,023
   Unrealized deprecia-
    tion................  (2,758,112)
                          -----------
   Net unrealized appre-
    ciation.............  $55,222,911
                          ===========

(b) Non-income producing securities.

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
U.S. TREASURY SECURITIES FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                JANUARY 31, 1997
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------  -----------
 U.S. TREASURY NOTES (47.2%):
 1,900,000 7.13%, 9/30/99..........................................  $ 1,950,179
 2,000,000 7.13%, 2/29/00..........................................    2,057,060
 4,000,000 7.75%, 2/15/01..........................................    4,218,080
   980,000 8.00%, 5/15/01..........................................    1,044,562
 1,000,000 7.50%, 2/15/05..........................................    1,063,700
 1,000,000 6.50%, 8/15/05..........................................    1,000,600
                                                                     -----------
  Total U.S. Treasury Notes (cost $11,033,767)                        11,334,181
                                                                     -----------
 U.S. TREASURY BONDS (49.6%):
 2,150,000 7.63%, 2/15/07..........................................    2,249,524
 6,800,000 7.25%, 5/15/16..........................................    7,087,640

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------  -----------
 U.S. TREASURY BONDS, CONTINUED:
 2,500,000 7.13%, 2/15/23..........................................  $ 2,567,450
                                                                     -----------
  Total U.S Treasury Bonds (cost $11,270,014)                         11,904,614
                                                                     -----------
 INVESTMENT COMPANY (1.4%):
   349,660 Bank One Treasury Money
            Market Fund (Fiduciary Shares).........................      349,660
                                                                     -----------
  Total Investment Company (cost $349,660)                               349,660
                                                                     -----------
  Total Investments (cost $22,653,441)(a)--(98.2%)                    23,588,455
  Other assets in excess of liabilities--(1.8%)                          421,281
                                                                     -----------
  NET ASSETS--(100.0%)                                               $24,009,736
                                                                     ===========

------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized apprecia-
    tion................. $1,022,301
   Unrealized deprecia-
    tion.................    (87,287)
                          ----------
   Net unrealized appre-
    ciation.............. $  935,014
                          ==========

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
SHORT INTERMEDIATE U.S. TREASURY SECURITIES FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                JANUARY 31, 1997
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 U.S. TREASURY NOTES (98.1%):
 2,400,000 6.00%, 12/31/97........................................   $ 2,409,720
 1,100,000 7.25%, 2/15/98.........................................     1,116,940
   500,000 6.75%, 6/30/99.........................................       508,360
 1,000,000 7.88%, 11/15/99........................................     1,046,210
 5,000,000 6.25%, 5/31/00.........................................     5,017,200
 2,000,000 6.13%, 7/31/00.........................................     1,999,040
 2,000,000 6.50%, 5/31/01.........................................     2,019,220
 3,500,000 6.25%, 2/15/03.........................................     3,485,965
 3,800,000 6.50%, 5/15/05.........................................     3,804,256
                                                                     -----------
  Total U.S. Treasury Notes (cost $21,462,083)                        21,406,911
                                                                     -----------

 SHARES OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 INVESTMENT COMPANY (0.6%):
  136,628  Bank One Treasury Money Market Fund (Fiduciary
            Shares)..............................................   $   136,628
                                                                    -----------
  Total Investment Company (cost $136,628)                              136,628
                                                                    -----------
  Total Investments (cost $21,598,711)(a)--(98.7%)                   21,543,539
  Other assets in excess of liabilities--(1.3%)                         283,635
                                                                    -----------
  NET ASSETS--(100.0%)                                              $21,827,174
                                                                    ===========

------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

   Unrealized apprecia-
    tion................. $ 102,901
   Unrealized deprecia-
    tion.................  (158,073)
                          ---------
   Net unrealized depre-
    ciation.............. $ (55,172)
                          =========

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
GROWTH AND INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                JANUARY 31, 1997
                                  (UNAUDITED)

                                   SECURITY                            MARKET
  SHARES                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS (98.5%):
 Aerospace/Defense (1.1%):
    10,300 Boeing Co..............................................   $ 1,103,387
                                                                     -----------
 Automotive Parts (1.8%):
    46,375 Lear Corporation (b)...................................     1,733,266
                                                                     -----------
 Banking (7.2%):
    26,575 Bank of Boston Corp....................................     1,893,469
    19,975 BankAmerica Corp.......................................     2,229,709
    46,325 Great Western Financial Corporation....................     1,465,028
    39,475 MBNA Corporation.......................................     1,361,887
                                                                     -----------
                                                                       6,950,093
                                                                     -----------
 Beverages (2.0%):
    56,500 PepsiCo, Inc...........................................     1,970,437
                                                                     -----------
 Chemicals (2.9%):
    16,350 E.I. Du Pont De Nemours Co.............................     1,792,369
    31,500 Sigma-Aldrich..........................................     1,000,125
                                                                     -----------
                                                                       2,792,494
                                                                     -----------
 Computers & Peripherals (4.2%):
    17,400 Cisco Systems (b)......................................     1,213,650
    20,075 Compaq Computer Corporation (b)........................     1,744,015
    37,225 Sun Microsystems, Inc. (b).............................     1,181,894
                                                                     -----------
                                                                       4,139,559
                                                                     -----------
 Containers--Metal, Glass, Paper, Plastic (1.0%):
    23,625 Bemis, Inc.............................................       965,672
                                                                     -----------
 Electrical Equipment (6.7%):
    29,400 General Electric Co....................................     3,028,200
    26,025 Rockwell International Corp............................     1,711,144
    30,300 SCI Systems, Inc. (b)..................................     1,764,975
                                                                     -----------
                                                                       6,504,319
                                                                     -----------
 Financial Services (3.7%):
    45,225 Paine Webber Group Inc.................................     1,577,222
    18,800 Student Loan Marketing Assoc...........................     2,046,850
                                                                     -----------
                                                                       3,624,072
                                                                     -----------
 Food Distributors (0.7%):
    20,550 Albertsons, Inc........................................       719,250
                                                                     -----------
 Food Processing & Packaging (2.8%):
    19,175 Conagra, Inc...........................................       968,337
    71,675 Hormel Foods Corp......................................     1,711,241
                                                                     -----------
                                                                       2,679,578
                                                                     -----------

                                   SECURITY                            MARKET
  SHARES                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Funeral Services (1.1%):
    36,175 Service Corp. International............................   $ 1,049,075
                                                                     -----------
 Health Care (1.1%):
    28,250 Columbia HCA Healthcare................................     1,115,875
                                                                     -----------
 Heavy Machinery--Industrial, Farm,
 Construction (2.2%):
    25,875 Harnischfeger Industries, Inc..........................     1,148,203
    21,650 Ingersoll-Rand Co......................................       987,781
                                                                     -----------
                                                                       2,135,984
                                                                     -----------
 Insurance (3.7%):
    12,575 American International Group, Inc......................     1,523,147
    38,850 Travelers, Inc.........................................     2,034,769
                                                                     -----------
                                                                       3,557,916
                                                                     -----------
 Leisure--Recreation, Gaming (1.4%):
    36,400 Carnival Corp. Cruise Lines............................     1,337,700
                                                                     -----------
 Medical Supplies (2.1%):
    13,175 Medtronic, Inc.........................................       902,487
    14,225 Pacificare Health System (b)...........................     1,141,556
                                                                     -----------
                                                                       2,044,043
                                                                     -----------
 Primary Metal and Mineral Production (0.7%)
    25,050 Barrick Gold Corporation...............................       673,219
                                                                     -----------
 Oil & Gas Exploration, Production, &
 Services (8.0%):
    16,350 Amoco Corp.............................................     1,422,450
    18,475 Exxon Corp.............................................     1,914,472
    10,775 Mobil Corp.............................................     1,414,219
    29,900 Phillips Petroleum Co..................................     1,319,337
    11,675 Texaco Inc.............................................     1,236,090
    15,775 Union Pacific Resources................................       447,616
                                                                     -----------
                                                                       7,754,184
                                                                     -----------
 Oilfield Equipment & Services (2.2%):
    11,775 Schlumberger Ltd.......................................     1,308,497
    13,350 Transocean Offshore Inc................................       874,425
                                                                     -----------
                                                                       2,182,922
                                                                     -----------
 Paint, Varnishes, Enamels (1.0%):
    16,875 Sherwin Williams Co....................................       936,562
                                                                     -----------
 Pharmaceuticals (6.9%):
    22,600 American Home Products Corp............................     1,432,275

                                   Continued

PACIFIC CAPITAL FUNDS
GROWTH AND INCOME FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

                                   SECURITY                            MARKET
  SHARES                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Pharmaceuticals, continued:
    33,550 Johnson & Johnson, Inc.................................   $ 1,933,319
    19,300 Merck & Co. Inc........................................     1,751,475
    16,750 Pfizer, Inc............................................     1,555,656
                                                                     -----------
                                                                       6,672,725
                                                                     -----------
 Publishing, Except Newspaper (1.2%):
    23,525 McGraw Hill, Inc.......................................     1,170,369
                                                                     -----------
 Restaurants (1.9%):
    82,950 Wendy's International..................................     1,824,900
                                                                     -----------
 Retail (3.7%):
    29,950 Dollar General Corp....................................       928,450
    17,825 May Department Stores..................................       793,212
    27,800 Walgreen Co............................................     1,143,275
    26,750 The Gap................................................       769,063
                                                                     -----------
                                                                       3,634,000
                                                                     -----------
 Semiconductors (4.0%):
    18,450 C-Cube Microsystems Inc. (b)...........................       664,200
    19,925 Intel Corp.............................................     3,232,831
                                                                     -----------
                                                                       3,897,031
                                                                     -----------
 Soaps & Cleaning Agents (1.7%):
    14,075 Procter & Gamble Co....................................     1,625,663
                                                                     -----------
 Software & Computer Services (4.6%):
    23,800 Computer Associates International, Inc.................     1,079,925
    22,175 Microsoft Corp. (b)....................................     2,261,850
    28,775 Oracle Systems Corp. (b)...............................     1,118,628
                                                                     -----------
                                                                       4,460,403
                                                                     -----------
 Steel (1.2%):
    21,825 Nucor Corp.............................................     1,134,900
                                                                     -----------

                                  SECURITY                            MARKET
  SHARES                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Textile Products (1.1%)
    15,775 Fila Holding Spa (b)..................................   $ 1,080,588
                                                                    -----------
 Tobacco & Tobacco Products (1.7%):
    13,500 Philip Morris Cos., Inc...............................     1,604,813
                                                                    -----------
 Toys & Bicycles--Manufacturing (1.4%):
    49,725 Mattel, Inc...........................................     1,398,516
                                                                    -----------
 Transportation (1.9%):
    30,900 Illinois Central Corp.................................     1,011,975
    41,575 Comair Holdings, Inc..................................       847,091
                                                                    -----------
                                                                      1,859,066
                                                                    -----------
 Utilities--Electric (3.1%):
    44,800 Illinova Corp.........................................     1,181,600
    84,075 Southern Co...........................................     1,839,141
                                                                    -----------
                                                                      3,020,741
                                                                    -----------
 Utilities--Telecommunications (6.5%):
    28,025 Century Telephone Enterprises, Inc....................       879,284
    59,675 Frontier Corp.........................................     1,305,391
    44,250 GTE Corp..............................................     2,079,750
    37,750 SBC Communications....................................     2,071,531
                                                                    -----------
                                                                      6,335,956
                                                                    -----------
  Total Common Stocks (cost $77,036,523)                             95,689,278
                                                                    -----------
 INVESTMENT COMPANY (4.1%):
 3,969,648 Banc One Prime Money Market Fund (Fiduciary Shares)...     3,969,648
                                                                    -----------
  Total Investment Company (cost $3,969,648)                          3,969,648
                                                                    -----------
  Total Investments (cost--$81,006,171)(a)--(102.6%)                 99,658,926
  Liabilities in excess of other assets--(-2.6%)                     (2,540,692)
                                                                    -----------
  NET ASSETS--(100.0%)                                              $97,118,234
                                                                    ===========

--------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized
   appreciation......... $19,765,943
   Unrealized
   depreciation.........  (1,113,188)
                         -----------
   Net unrealized
   appreciation......... $18,652,755
                         ===========

(b) Non income producing securities.

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
DIVERSIFIED FIXED INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                JANUARY 31, 1997
                                  (UNAUDITED)

   SHARES
     OR
 PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                          VALUE
 ---------- ----------------------------------------------------   ------------
 CORPORATE BONDS (44.7%):
 Automotive (0.7%):
  1,000,000 Ford Motor Co., 7.25%, 10/1/08......................   $  1,005,000
                                                                   ------------
 Banking (4.1%):
    700,000 Interamerica Development Bank, 8.50%, 3/15/11.......        805,000
  5,000,000 JPM Capital Corp., 7.54%, 1/15/27, Callable 1/15/07
             @103.77............................................      4,825,000
                                                                   ------------
                                                                      5,630,000
                                                                   ------------
 Banking--Foreign (8.6%):
  5,000,000 Abbey National PLC, 6.69%, 10/17/05.................      4,887,500
  5,000,000 Dresdner Bank-NY, 6.63%, 9/15/05....................      4,868,750
  2,000,000 Swiss Bank Corp.-NY, 6.75%, 7/15/05.................      1,967,500
                                                                   ------------
                                                                     11,723,750
                                                                   ------------
 Electric Utility (9.8%):
  5,000,000 Con Edison, 6.63%, 7/1/05, (Insured by AMBAC).......      4,918,750
  1,500,000 Duke Power Co., 8.00%, 11/1/99......................      1,563,750
  1,500,000 National Rural Utility, 6.45%, 4/1/01...............      1,494,375
  5,500,000 Union Electric Co., 6.75%,
             05/1/08............................................      5,417,500
                                                                   ------------
                                                                     13,394,375
                                                                   ------------
 Financial Services (12.6%):
  5,000,000 Associates Corp. of North America, 6.38%, 11/15/05..      4,787,500
  5,000,000 General Electric Capital Corp., 7.88%, 12/1/06......      5,350,000
  4,000,000 Norwest Financial Inc., 7.50%, 4/15/05..............      4,140,000
  2,850,000 Pitney Bowes, Inc., 6.80%, 10/1/01..................      2,878,500
                                                                   ------------
                                                                     17,156,000
                                                                   ------------
 Health Care (2.6%):
  3,300,000 Johnson & Johnson, 8.72%, 11/1/24...................      3,613,500
                                                                   ------------
 Insurance (0.7%):
  1,000,000 St. Paul Cos., Inc., 7.29%, 8/28/07.................      1,007,500
                                                                   ------------

   SHARES
     OR
 PRINCIPAL                    SECURITY                        MARKET
   AMOUNT                    DESCRIPTION                      VALUE
 ---------- --------------------------------------------   ------------
 CORPORATE BONDS, CONTINUED:
 Oil & Gas--Exploration & Production
 Services (2.6%):
  1,050,000 Amoco Canada Petroleum Co., 7.95%, 10/1/22..   $  1,095,938
  2,000,000 Shell Oil Co., 6.70%, 8/15/02...............      2,025,000
    350,000 Societe Nationale Elf Aquitaine, 8.00%,
             10/15/01...................................        370,562
                                                           ------------
                                                              3,491,500
                                                           ------------
 Retail Stores (1.1%):
 1,400,000  Wal-Mart Stores, Inc., 8.00%, 9/15/06.......      1,505,000
                                                           ------------
 Telecommunications (1.9%):
  2,480,000 Bellsouth Telecommunications, Inc., 7.00%,
             2/1/05.....................................      2,504,800
                                                           ------------
  Total Corporate Bonds (cost $61,088,396)                   61,031,425
                                                           ------------
 U.S. GOVERNMENT AGENCIES (4.2%):
 Federal National Mortgage Association
  1,400,000 7.40%, 7/1/04...............................      1,466,346
  4,100,000 7.69%, 9/13/06..............................      4,202,828
                                                           ------------
  Total U.S. Government Agencies
   (cost $5,464,897)                                          5,669,174
                                                           ------------
 U.S. TREASURY NOTES (28.9%):
    900,000 5.88%, 8/15/98..............................        900,810
  8,000,000 6.75%, 4/30/00..............................      8,142,720
  5,000,000 6.63%, 7/31/01..............................      5,072,400
  3,500,000 6.25%, 2/15/03..............................      3,485,965
  7,500,000 7.25%, 8/15/04..............................      7,857,825
 14,000,000 6.50%, 5/15/05..............................     14,015,680
                                                           ------------
  Total U.S. Treasury Notes (cost $39,661,332)               39,475,400
                                                           ------------
 U.S. TREASURY BONDS (18.1%):
 14,000,000 7.25%, 5/15/16..............................     14,592,200
 11,000,000 6.25%, 8/15/23..............................     10,147,060
                                                           ------------
  Total U.S. Treasury Bonds (cost $24,969,968)               24,739,260
                                                           ------------
 PRIVATE PLACEMENT (0.7%):
  1,000,000 MIC Financing Trust I,
             8.38%, 2/1/27..............................      1,002,500
                                                           ------------
  Total Private Placement (cost $996,841)                     1,002,500
                                                           ------------

                                   Continued

PACIFIC CAPITAL FUNDS
DIVERSIFIED FIXED INCOME FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

   SHARES
     OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   ------------
 TAXABLE MUNICIPAL BONDS (0.9%):
    500,000 Washington State Taxable, 6.58%, 1/1/06..............   $    494,375
    750,000 Washington State Taxable, 6.64%, 1/1/07..............        740,625
                                                                    ------------
  Total Taxable Municipal Bonds
   (cost $1,250,000)                                                   1,235,000
                                                                    ------------

  SHARES
    OR
 PRINCIPAL                        SECURITY                             MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   ------------
 INVESTMENT COMPANY (0.8%):
 1,048,474 Banc One Prime Money Market
            Fund (Fiduciary Shares)..............................   $  1,048,474
                                                                    ------------
  Total Investment Company (cost $1,048,474)                           1,048,474
                                                                    ------------
  Total Investments (cost--$134,479,908)(a)--(98.3%)                 134,201,233
  Other assets in excess of liabilities--(1.7%)                        2,336,819
                                                                    ------------
  NET ASSETS--(100.0%)                                              $136,538,052
                                                                    ============

------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

   Unrealized appreciation... $ 1,143,427
   Unrealized depreciation...  (1,422,102)
                              -----------
   Net unrealized
   depreciation.............. $  (278,675)
                              ===========

AMBAC AMBAC Indemnity Corp.

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
TAX-FREE SECURITIES FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                JANUARY 31, 1997
                                  (UNAUDITED)

   SHARES
     OR
 PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                       DESCRIPTION                           VALUE
 ---------- ----------------------------------------------------   ------------
 MUNICIPAL BONDS (80.3%):
 California (5.4%):
  1,500,000 Metropolitan Water District, 5.00%, 7/1/15, MBIA....   $  1,406,250
  3,000,000 Metropolitan Water District, Southern California,
             5.75%, 7/1/21, MBIA................................      3,007,500
  2,565,000 Northern California Transmission, Oregon
             Transmission Project,
             Series A , 7.00%, 5/1/13, MBIA.....................      3,023,493
  1,735,000 San Francisco, Bay Area Rapid Transit, District
             Sales Tax Revenue, 5.50%, 7/1/15, FGIC.............      1,717,650
  1,745,000 San Francisco California C&C Airport Community,
             International Airport Revenues, 5.63%, 5/1/21,
             Callable 5/1/06 @ 101 and 5/1/07 @ 100, FGIC.......      1,718,825
  5,000,000 State Department Water, Series P, 6.00%, 12/1/20,
             Callable 6/1/06
             @ 101 and 6/1/07 @ 100.............................      5,137,500
                                                                   ------------
                                                                     16,011,218
                                                                   ------------
 Colorado (0.3%):
  1,000,000 Adams & Arapaho County, 5.35%, 12/1/15, FGIC........        978,750
                                                                   ------------
 Connecticut (0.4%):
  1,000,000 Connecticut State, Special Tax Obligation Revenue,
             6.25%, 10/1/14, FGIC...............................      1,053,750
                                                                   ------------
 Florida (7.0%):
  2,000,000 Dade County, Water & Sewer, 5.50%, 10/1/15, FGIC....      1,982,500
  3,000,000 Florida State, Board of Education, Series A, 5.50%,
             6/1/17.............................................      2,947,500
  2,205,000 Florida State, Board of Education, Series E, 5.75%,
             6/1/19.............................................      2,213,269
  2,000,000 Florida State, Bond Finance Department, General
             Services Environmental Revenue, 5.75%, 7/1/13,
             AMBAC..............................................      2,042,500

   SHARES
     OR
 PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                       DESCRIPTION                           VALUE
 ---------- ----------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED:
 Florida, continued:
  3,500,000 Florida State, Turnpike Authority Revenue,
             Department of Transportation, 5.50%, 7/1/17, FGIC..   $  3,443,125
  2,000,000 Florida State, Turnpike Revenue, Department of
             Transportation, Series A, 5.50%, 7/1/21, FGIC......      1,947,500
  2,875,000 Orange County, Public Tax Service, 6.00%, 10/1/24,
             FGIC...............................................      2,964,844
  2,565,000 Orlando, Utilities Community Water & Electric
             Revenue Refunding, Series D, 6.75%, 10/1/17........      2,965,781
                                                                   ------------
                                                                     20,507,019
                                                                   ------------
 Georgia (2.9%):
  1,285,000 Georgia State, Municipal Electric Authority Revenue,
             Series B, 6.13%, 1/1/14, FGIC......................      1,333,188
  1,605,000 Metropolitan Atlanta, Rapid Transportation
             Authority, Sales Tax Revenue, Series P, 6.25%,
             7/1/11, AMBAC......................................      1,783,556
  4,690,000 Municipal Electric Authority, Special Obligation
             Third Crossover, 6.60%, 1/1/18, MBIA...............      5,311,425
                                                                   ------------
                                                                      8,428,169
                                                                   ------------
 Hawaii (37.3%):
  5,000,000 Hawaii, GO, 6.05%, 1/1/08, FGIC.....................      5,300,000
    640,000 Hawaii, GO, 5.50%, 6/1/08, FGIC.....................        656,000
  1,345,000 Hawaii, GO, Series BT, 6.38%, 2/1/09, Pre-refunded
             2/1/01
             @ 101 (b)..........................................      1,449,238
    640,000 Hawaii, GO, 5.50%, 6/1/09, FGIC.....................        652,000
  1,035,000 Hawaii, GO, 5.00%, 7/1/09, FGIC.....................      1,014,300
  2,000,000 Hawaii, GO, 6.00%, 10/1/09, FGIC....................      2,172,500
  4,490,000 Hawaii, GO, Series BT 6.13%, 2/1/10, Pre-refunded
             2/1/01
             @ 101 (b)..........................................      4,798,688
    640,000 Hawaii, GO, Series CE, 5.50%, 6/1/10, FGIC..........        648,000

                                   Continued

PACIFIC CAPITAL FUNDS
TAX-FREE SECURITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

   SHARES
     OR
 PRINCIPAL                         SECURITY                             MARKET
   AMOUNT                        DESCRIPTION                            VALUE
 ---------- ------------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED:
 Hawaii, continued:
  4,000,000 Hawaii, GO, Series CK, 5.25%, 9/1/10, FGIC............   $  3,975,000
  3,145,000 Hawaii, GO, 5.25%, 6/1/13, FGIC.......................      3,097,825
  1,000,000 Hawaii, GO, Series CL, 5.25%, 3/1/16, FGIC............        971,250
  1,315,000 Hawaii County, GO, 4.50%, 2/1/03......................      1,306,781
  1,375,000 Hawaii County, GO, Series A, 4.50%, 2/1/04, FGIC......      1,357,813
  2,000,000 Hawaii County Series A, 5.50%, 5/1/08, FGIC...........      2,082,500
  1,810,000 Hawaii County, GO, Series A, 5.00%, 2/1/10, FGIC......      1,748,913
  1,305,000 Hawaii County, GO, Series A, 7.30%, 6/1/10, Pre-
             refunded 6/1/00 @ 101, FGIC (b)......................      1,435,500
  2,095,000 Hawaii County, GO, Series A, 5.10%, 2/1/13, FGIC......      2,029,531
    415,000 Hawaii County, GO, Series A, 5.60%, 5/1/13, FGIC......        429,006
  2,320,000 Hawaii County, GO, 5.20%, 2/1/15......................      2,256,200
  2,000,000 Hawaii State Series CM--6.50%, 12/1/13, FGIC..........      2,260,000
  1,455,000 Hawaii Department Budget & Finance, Queens Health
             System, 5.88%, 7/1/11................................      1,487,737
  1,745,000 Hawaii Department Budget & Finance, Queens Health
             System, 6.05% , 7/01/16..............................      1,795,169
  1,170,000 Hawaii Department Budget & Finance, Special Purpose
             Mortgage, Kapiolani Health Care System, 6.30%,
             7/1/08, Callable 7/1/03 @ 102, MBIA..................      1,262,137
  2,535,000 Hawaii Department Budget & Finance, Special Purpose
             Mortgage, Kapiolani Health Care System, 6.40%,
             7/1/13, Callable 7/1/03 @ 102, MBIA..................      2,718,787
  2,535,000 Hawaii Department Budget & Finance, Special Purpose
             Mortgage Revenue, Hawaii Electric Co., 6.88%, 4/1/12,
             MBIA.................................................      2,594,699

   SHARES
     OR
 PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                       DESCRIPTION                           VALUE
 ---------- ----------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED:
 Hawaii, continued:
    965,000 Hawaii Department Budget & Finance, Special Purpose
             Mortgage Revenue, Maui Electric Co. Project, 6.88%,
             4/1/12, MBIA.......................................   $    987,726
  2,820,000 Hawaii Department Budget & Finance, Special Purpose
             Mortgage Revenue, Hawaii Electric Light Co.
             Project, 7.20%, 12/1/14, MBIA......................      3,087,900
  1,285,000 Hawaii Department Budget & Finance, Special Purpose
             Mortgage Revenue, Kaiser Permanente, Series A,
             6.25%, 3/1/21......................................      1,328,369
    965,000 Hawaii Department Transportation, Special Facility
             Revenue, 5.75%, 3/1/13.............................        961,381
    965,000 Hawaii Harbor Capital Improvement Revenue, 6.20%,
             7/1/08, MBIA.......................................      1,030,137
  4,525,000 Hawaii Housing Finance & Development Corp., 5.85%,
             7/1/17.............................................      4,519,344
  1,925,000 Hawaii Housing Finance & Development Corp., Federal
             National Mortgage Assoc., 5.70%, 7/1/13............      1,934,625
  4,185,000 Hawaii Housing Finance & Development Corp., Federal
             National Mortgage Assoc., 7.00%, 7/1/31............      4,378,556
  1,580,000 Hawaii Housing Finance & Development Corp., Single
             Family Mortgage Purchase Revenue, Series B, 6.90%,
             7/1/16.............................................      1,653,075
  2,340,000 Hawaii Housing Finance & Development Corp.,
             University of Hawaii Housing, 5.70%, 10/1/25,
             AMBAC..............................................      2,357,550

                                   Continued

PACIFIC CAPITAL FUNDS
TAX-FREE SECURITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

   SHARES
     OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED:
 Hawaii, continued:
  2,565,000 Honolulu City & County, Series A, 7.35%, 7/1/06,
             FGIC................................................   $  3,039,525
  3,000,000 Honolulu City & County, Series A, 6.00%, 1/1/11,
             FGIC................................................      3,228,750
  3,000,000 Honolulu City & County, Series A, 5.75%, 4/1/11,
             FGIC................................................      3,142,500
  1,605,000 Honolulu City & County, Series A, 5.75%, 4/1/12,
             FGIC................................................      1,689,262
  1,380,000 Honolulu City & County, GO, Series A, 5.00%, 11/1/12,
             MBIA................................................      1,323,075
  2,890,000 Honolulu City & County, Series A, 5.75%, 4/1/13,
             FGIC................................................      3,034,500
  1,480,000 Honolulu City & County, Series C, 7.15%, 6/1/10, Pre-
             refunded 6/1/00 @ 101, (b)..........................      1,622,450
  1,055,000 Honolulu City & County Water, 6.00%, 12/1/10, FGIC...      1,140,719
  1,595,000 Honolulu City & County Water, 6.00%, 12/1/11, FGIC...      1,722,600
    640,000 Honolulu City & County Water, 6.00%, 12/1/14, FGIC...        689,600
  1,280,000 Honolulu City & County Refunding & Improvement,
             Series B, 5.50%, 10/1/11, FGIC......................      1,316,800
    640,000 Honolulu City & County Refunding & Improvement,
             Series B, 5.25%, 10/1/12, FGIC......................        640,800
  2,000,000 Honolulu City & County Series A, Callable 9/1/06 @
             102 and 9/1/08 @ 100, 5.63%, 9/1/13.................      2,040,000
    630,000 Kauai County, 5.35%, 8/1/02..........................        655,200
    695,000 Kauai County, 5.55%, 8/1/04..........................        730,619
    740,000 Kauai County, 5.65%, 8/1/05..........................        782,550
    780,000 Kauai County, 5.75%, 8/1/06..........................        828,750
    925,000 Kauai County, Series C, 5.90%, 8/1/09, AMBAC.........        990,906
  1,020,000 Maui County, GO, 5.90%, 6/1/14.......................      1,062,075
  1,605,000 Maui County, Series A, 6.80%, 12/1/07, Pre-refunded
             12/1/00
             @ 101...............................................      1,759,481
    645,000 Maui County Refunding, 5.25%, 9/1/06.................        657,094

  SHARES
    OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                        DESCRIPTION                           VALUE
 --------- ------------------------------------------------------  ------------
 MUNICIPAL BONDS, CONTINUED:
 Hawaii, continued:
   890,000 Maui County Refunding, 5.13%, 12/15/10................  $    873,312
   355,000 Maui County Water, Series A, 6.10%, 12/1/02, Pre-
            refunded 12/1/01 @ 101, FGIC (b).....................       383,844
   375,000 Maui County Water, Series A, 6.20%, 12/1/03, FGIC.....       406,875
   400,000 Maui County Water, Series A, 6.30%, 12/1/04, Pre-
            refunded 12/1/01 @ 101, FGIC (b).....................       436,000
   425,000 Maui County Water, Series A, 6.40%, 12/1/05, Pre-
            refunded 12/1/01 @ 101, FGIC (b).....................       464,844
   390,000 Maui County Water, Series A, 6.50%, 12/1/06, Pre-
            refunded 12/1/01 @ 101, FGIC (b).....................       428,512
   380,000 Maui County Water, Series A, 6.60%, 12/1/07, Pre-
            refunded 12/1/01 @ 101, FGIC (b).....................       418,950
   520,000 Maui County Water, Series A, 6.65%, 12/1/08, Pre-
            refunded 12/1/01 @ 101, FGIC (b).....................       574,600
   455,000 Maui County Water, Series A, 6.65%, 12/1/09, Pre-
            refunded 12/1/01 @ 101, FGIC (b).....................       502,775
   595,000 Maui County Water, Series A, 6.70%, 12/1/10, Pre-
            refunded 12/1/01 @ 101, FGIC (b).....................       658,963
   535,000 Maui County Water, Series A, 6.70%, 12/1/11, Pre-
            refunded 12/1/01 @ 101, FGIC (b).....................       592,513
                                                                   ------------
                                                                    109,576,681
                                                                   ------------
 Kansas (1.7%):
 2,565,000 Burlington Pollution Control Refunding, Kansas Gas &
            Electric Co. Project, 7.00%, 6/1/31..................     2,818,294
 2,000,000 Kansas City, Utilities System, Revenue Refunding &
            Improvement, 6.38%, 9/1/23...........................     2,147,500
                                                                   ------------
                                                                      4,965,794
                                                                   ------------

                                   Continued

PACIFIC CAPITAL FUNDS
TAX-FREE SECURITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

   SHARES
     OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED:
 Maine (0.7%):
  1,925,000 Maine State Turnpike Authority, Turnpike Revenue,
             6.00%, 7/1/14.......................................   $  1,999,594
                                                                    ------------
 Massachusetts (2.4%):
  3,790,000 Commonwealth of Massachusetts, Series B, 5.50%,
             7/1/15..............................................      3,771,050
  2,375,000 Massachusetts State Health & Educational Authority,
             Harvard University, Series P, 5.60%, 11/1/16........      2,380,937
  1,000,000 Massachusetts State Water Pollution Abatement Trust,
             5.70%, 2/1/13.......................................      1,010,000
                                                                    ------------
                                                                       7,161,987
                                                                    ------------
 Michigan (2.4%):
  4,000,000 Michigan Environmental Protection Program, GO, 5.40%,
             11/1/19.............................................      3,890,000
  1,545,000 Michigan Strategic Obligations Revenue, 6.95%,
             5/1/11..............................................      1,796,062
  1,250,000 Saline Area Schools, GO, 5.50%, 5/1/15, FGIC.........      1,245,313
                                                                    ------------
                                                                       6,931,375
                                                                    ------------
 Minnesota (0.8%):
  2,000,000 North St. Paul, Maplewood, Independent School
             District, No. 622, Series A, 6.88%, 2/1/15, Pre-
             refunded 2/1/05 @ 100...............................      2,280,000
                                                                    ------------
 New Jersey (1.3%):
  2,000,000 New Jersey Wastewater Treatment Trust, Series B,
             6.38%, 4/1/14.......................................      2,150,000
  1,500,000 South Brunswick Township Board of Education, 6.40%,
             8/1/14, FGIC........................................      1,618,125
                                                                    ------------
                                                                       3,768,125
                                                                    ------------
 New Mexico (2.0%):
  2,000,000 Rio Rancho Water & Waste Water Systems Revenue,
             Series A, 5.90%, 5/15/15, FSA.......................      2,030,000
  1,625,000 Sante Fe, New Mexico, Gross Receipts Tax Revenue,
             5.63%, 6/1/16.......................................      1,614,844

   SHARES
     OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED:
 New Mexico, continued:
  2,085,000 Santa Fe Revenue, 6.25%, 6/1/15, Pre-refunded 6/1/04
             @ 100...............................................   $  2,275,256
                                                                    ------------
                                                                       5,920,100
                                                                    ------------
 New York (1.1%):
  3,500,000 Triborough Bridge & Tunnel Authority, New York
             Revenues, General Purpose, 5.30%, 1/01/17...........      3,368,750
                                                                    ------------
 North Carolina (1.2%):
  3,085,000 Easton Municipal Power Agency, 6.50%, 1/1/18 (b).....      3,493,763
                                                                    ------------
 Ohio (1.5%):
  2,320,000 Cleveland Package Facilities Revenue, 5.50%, 9/15/16.      2,285,200
  1,120,000 Cleveland Waterworks Revenue, 6.25%, 1/1/16, MBIA....      1,170,400
  1,000,000 Ohio Water Development Authority, Pollution Control,
             5.50%, 12/1/15, MBIA................................        992,500
                                                                    ------------
                                                                       4,448,100
                                                                    ------------
 Oregon (0.6%):
  1,605,000 Umatilla County, School District Number 016R,
             Pendleton, 6.00%, 7/1/14, AMBAC.....................      1,675,219
                                                                    ------------
 Pennsylvania (1.1%):
  3,150,000 Southeastern Pennsylvania Transportation Authority,
             Series A, 6.00%*, 3/1/15, FGIC......................      3,260,250
                                                                    ------------
 South Carolina (0.7%):
  1,960,000 Piedmont Municipal Power Agency, South Carolina
             Electric Refunding, Series A, 6.50%, 1/1/14, FGIC...      2,187,850
                                                                    ------------
 Tennessee (3.2%):
  6,300,000 Shelby County Refunding, Series A, 5.63%, 4/1/15.....      6,347,250
  1,965,000 Shelby County School, Series B, 6.00%, 3/1/19........      2,016,581

                                   Continued

PACIFIC CAPITAL FUNDS
TAX-FREE SECURITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

   SHARES
     OR
 PRINCIPAL                         SECURITY                             MARKET
   AMOUNT                        DESCRIPTION                            VALUE
 ---------- ------------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED:
 Tennessee, continued:
  1,000,000 Johnson City, School Sales Tax, 6.70%, 5/1/21.........   $  1,096,250
                                                                     ------------
                                                                        9,460,081
                                                                     ------------
 Texas (2.2%):
  1,520,000 Harris County, Certificates of Obligation, 6.00%,
             10/1/15..............................................      1,590,300
  1,280,000 Texas State, Public Financial Authority, Series A,
             6.00%, 10/1/12.......................................      1,336,000
  1,400,000 Texas State, Series Correction, 5.75%, 8/1/18.........      1,419,250
  2,000,000 Texas State Refunding, Public Finance Authority,
             Series A, 5.95%, 10/1/15.............................      2,072,500
                                                                     ------------
                                                                        6,418,050
                                                                     ------------
 Virginia (4.1%):
  3,500,000 Commonwealth of Virginia Public School Authority,
             Special Obligation, Chesapeake School, 5.63%, 6/1/15.      3,521,875
  2,995,000 Fairfax County Public Improvement, Series A, 5.50%,
             6/1/14...............................................      3,009,975
  1,000,000 Fairfax County Refunding, Series C, 5.40%, 5/1/11.....      1,008,750
  2,750,000 Norfolk Water Revenue, 5.75%, 11/1/13, MBIA...........      2,784,375
  1,750,000 Richmond Refunding, 5.20%, 1/15/14....................      1,695,312
                                                                     ------------
                                                                       12,020,287
                                                                     ------------
  Total Municipal Bonds (cost $224,177,263)                           235,914,912
                                                                     ------------
 ALTERNATIVE MINIMUM TAX PAPER (18.6%):
 Hawaii (18.1%):
    740,000 Hawaii Airports System Revenue, 7.00%,7/1/10, FGIC,
             AMT..................................................        814,925
    510,000 Hawaii Airports System Revenue, 7.38%, 7/1/11, AMBAC,
             AMT..................................................        559,088
    640,000 Hawaii Airports System Revenue, 7.30%, 7/1/20, AMBAC,
             AMT..................................................        699,200

   SHARES
     OR
 PRINCIPAL                        SECURITY                           MARKET
   AMOUNT                       DESCRIPTION                          VALUE
 ---------- ----------------------------------------------------  ------------
 ALTERNATIVE MINIMUM TAX PAPER, CONTINUED:
 Hawaii, continued:
    320,000 Hawaii Airports System Revenue, Second Series,
             7.50%, 7/1/09, FGIC, AMT...........................  $    352,400
 10,585,000 Hawaii Airports System Revenue, Second Series,
             6.90%, 7/1/12, MBIA, AMT...........................    12,080,131
  1,890,000 Hawaii Airports System Revenue, Second Series,
             7.00%, 7/1/18, MBIA, AMT...........................     2,060,100
  2,320,000 Hawaii Airports System Revenue, Second Series,
             7.50%, 7/1/20, FGIC, AMT...........................     2,549,100
  1,500,000 Hawaii Airports System Revenue, Second Series,
             6.75%, 7/1/21, MBIA................................     1,599,375
  3,205,000 Hawaii Department of Budget & Finance, Special
             Purpose Mortgage Revenue, Citizens Utilities Co.
             Project, 6.60%, 7/1/22, AMT........................     3,345,219
  1,475,000 Hawaii Department of Budget & Finance, Special
             Purpose Mortgage Revenue, Hawaiian Electric Co. &
             Subsidiaries, 6.55%, 12/1/22, MBIA, AMT............     1,572,719
  7,000,000 Hawaii Department of Budget & Finance, Special
             Purpose Mortgage Revenue, Hawaii Electric Co.,
             Series A, 6.60%, 1/1/25, MBIA, AMT.................     7,463,750
  3,000,000 Hawaii Department of Budget & Finance, Special
             Purpose Revenue, Series A, Hawaii Electric Co.,
             6.20%, 5/1/26, MBIA, AMT...........................     3,101,250
  1,500,000 Hawaii State Department Budget & Finance, 5.88%,
             12/1/26............................................     1,481,250
  1,825,000 Hawaii Harbor Capital Improvement Revenue, 6.10%,
             7/1/07, FGIC, AMT..................................     1,934,500

                                   Continued

PACIFIC CAPITAL FUNDS
TAX-FREE SECURITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

   SHARES
     OR
 PRINCIPAL                         SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                          VALUE
 ---------- -----------------------------------------------------  ------------
 ALTERNATIVE MINIMUM TAX PAPER, CONTINUED:
 Hawaii, continued:
  1,605,000 Hawaii Harbor Capital Improvement Revenue, 7.25%,
             7/1/10, MBIA, AMT...................................  $  1,753,463
  2,245,000 Hawaii Harbor Capital Improvement Revenue, 7.00%,
             7/1/17, MBIA, AMT...................................     2,424,600
  1,350,000 Hawaii Harbor Capital Improvement Revenue, 6.50%,
             7/1/19, FGIC, AMT...................................     1,431,000
  3,205,000 Hawaii Harbor Capital Improvement Revenue, 6.38%,
             7/1/24, FGIC, AMT...................................     3,333,200
  3,205,000 Hawaii Housing Finance & Development Corp., Single
             Family Mortgage Revenue, Series A, 6.00%, 7/1/26,
             AMT.................................................     3,176,956
  1,445,000 Honolulu City & County, Series B, 7.25%, 2/1/08,
             Callable 2/1/00 @ 102 and 2/1/02 @ 100, FGIC, AMT...     1,558,793
                                                                   ------------
                                                                     53,291,019
                                                                   ------------

   SHARES
     OR
 PRINCIPAL                         SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                          VALUE
 ---------- -----------------------------------------------------  ------------
 ALTERNATIVE MINIMUM TAX PAPER, CONTINUED:
 Oregon (0.5%):
  1,500,000 Portland Airports Revenue, International Airport,
             Series 10, 5.88%, 7/1/15, AMT.......................  $  1,522,500
                                                                   ------------
  Total Alternative Minimum Tax Paper
   (cost $51,333,860)                                                54,813,519
                                                                   ------------
 INVESTMENT COMPANY (0.0%):
          1 Nuveen Tax Free Money Market Fund....................             1
                                                                   ------------
  Total Investment Company (cost $1)                                          1
                                                                   ------------
  Total Investments (cost--$275,511,124)(a)--(98.9%)                290,728,432
  Other assets in excess of other liabilities--(1.1%)                 3,101,639
                                                                   ------------
  NET ASSETS--(100.0%)                                             $293,830,071
                                                                   ============

------
*Variable rate security. Rate presented represents rate in effect at January
  31, 1997. Maturity date reflects final maturity date.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized
    appreciation........ $15,788,368
   Unrealized
    depreciation........    (571,060)
                         -----------
   Net unrealized
    appreciation........ $15,217,308
                         ===========

(b) Collateralized by various U.S. Government Securities

AMBAC AMBAC Indemnity Corporation
AMT Alternative Minimum Tax Paper
FGIC Insured by Financial Guaranty Insurance Corp.
FSA Insured by Financial Security Assurance
GO General Obligation
MBIA Insured by Municipal Bond Insurance Association

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
TAX-FREE SHORT INTERMEDIATE SECURITIES FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                JANUARY 31, 1997
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 ALTERNATIVE MINIMUM TAX PAPER (16.2%):
 Florida (2.7%):
 1,000,000 Dade County, Aviation Revenue, 5.75%, 10/1/99.........   $ 1,035,000
                                                                    -----------
 Hawaii (8.1%):
 1,050,000 Hawaii State Airports System, Revenue, 5.30%, 7/1/99..     1,072,313
 2,000,000 Hawaii State Airports System, Revenue, Second Series,
            5.45%, 7/1/00, MBIA..................................     2,055,000
                                                                    -----------
                                                                      3,127,313
                                                                    -----------
 Illinois (1.3%):
   500,000 Chicago Illinois O'Hare International Airport 4.90%,
            1/1/01...............................................       503,750
                                                                    -----------
 Texas (4.1%):
   550,000 Brazos, Higher Education Authority, Series A-2, 5.60%,
            6/1/99...............................................       561,000
 1,000,000 El Paso Texas Apartment Revenue 5.00%, 8/15/01........     1,013,750
                                                                    -----------
                                                                      1,574,750
                                                                    -----------
  Total Alternative Minimum Tax Paper
   (cost $6,150,195)                                                  6,240,813
                                                                    -----------
 MUNICIPAL BONDS (82.9%):
 Alaska (2.6%):
 1,000,000 Alaska State Housing Finance Corp., 4.60%, 6/1/00.....     1,003,750
                                                                    -----------
 Arizona (3.5%):
   750,000 Arizona State Transportation Board, 5.50%, 1/1/00.....       776,250
   600,000 Salt River Project, Arizona Agricultural, Series B,
            4.45%, 1/1/00........................................       601,500
                                                                    -----------
                                                                      1,377,750
                                                                    -----------
 Hawaii (46.8%):
 2,500,000 Hawaii State Airport System Revenue, 5.55%, 7/1/00,
            MBIA.................................................     2,590,625
 1,500,000 Hawaii State Airport System Revenue Refunding, 5.40%,
            7/1/99...............................................     1,537,500
   115,000 Hawaii State Community Development Authority, Special
            Tax Assessment, 4.20%, 7/1/97........................       115,061

 SHARES OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 MUNICIPAL BONDS, CONTINUED:
 Hawaii, continued:
   155,000 Hawaii State Community Development Authority, Special
            Tax Assessment, 4.20%, 7/1/97........................   $   155,082
   120,000 Hawaii State Community Development Authority, District
            #1, Special Tax Assessment, 4.45%, 7/1/98............       120,900
   165,000 Hawaii State Community Development Authority, District
            #2, Special Tax Assessment, 4.45%, 7/1/98............       166,238
 3,000,000 Hawaii State, GO, 5.50%, 1/1/00.......................     3,101,250
 2,500,000 Hawaii State, GO, Series Cd, 4.60%, 2/1/00............     2,521,875
 1,500,000 Hawaii State, GO, Series Ck, 5.00%, 9/1/00............     1,535,625
 1,200,000 Hawaii State, GO, Series Cl, 4.50%, 3/1/01............     1,203,000
   700,000 Honolulu, City & County GO, Series A, 5.10%, 1/1/00,
            FGIC.................................................       715,750
 1,000,000 Honolulu, City & County GO, Series A, 4.40%, 11/1/00,
            MBIA.................................................     1,002,500
   750,000 Honolulu, City & County GO, Series B, 5.10%, 6/1/00...       768,750
   850,000 Honolulu, City & County, Series A 4.70%, 09/01/01.....       859,563
   375,000 Honolulu, City & County Improvement District, 5.85%,
            10/15/97.............................................       380,066
   370,000 Honolulu, City & County Improvement District, 6.05%,
            10/15/98.............................................       379,250
   370,000 Honolulu, City & County Improvement District, 6.20%,
            10/15/99.............................................       384,800
   620,000 Maui County GO, 5.35%, 6/1/00.........................       640,150
                                                                    -----------
                                                                     18,177,985
                                                                    -----------
 Illinois (3.9%):
 1,500,000 Metropolitan Pier & Exposition, 4.60%, 12/15/00.......     1,515,000
                                                                    -----------
 Massachusetts (3.4%):
 1,265,000 Massachusetts State Construction, Series D, 5.13%,
            11/1/00..............................................     1,307,694
                                                                    -----------

                                   Continued

PACIFIC CAPITAL FUNDS
TAX-FREE SHORT INTERMEDIATE SECURITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

 PRINCIPAL
  AMOUNT                          SECURITY                            MARKET
 OR SHARES                       DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 MUNICIPAL BONDS, CONTINUED:
 Michigan (2.6%):
 1,000,000 Ypsilanti Michigan School District Ref., GO, 4.60%,
            5/1/01, FGIC.........................................   $ 1,003,750
                                                                    -----------
 Minnesota (5.8%):
   700,000 Minnesota State, GO, 5.00%, 8/1/00....................       719,250
 1,500,000 Minnesota State Revenue, Series A, 5.00%, 6/30/01.....     1,531,875
                                                                    -----------
                                                                      2,251,125
                                                                    -----------
 New Jersey (2.6%):
 1,000,000 New Jersey State Transit Authority, Series B, 4.50%,
            6/15/00, MBIA........................................     1,005,000
                                                                    -----------
 Oregon (2.6%):
 1,000,000 Oregon State, GO, Higher Education, Series C, 4.60%,
            3/1/00...............................................     1,011,250
                                                                    -----------
 Rhode Island (3.3%):
 1,250,000 Rhode Island Housing & Mortgage Financial Corporation,
            5.00%, 7/1/00........................................     1,276,563
                                                                    -----------

 PRINCIPAL
  AMOUNT                          SECURITY                            MARKET
 OR SHARES                       DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 MUNICIPAL BONDS, CONTINUED:
 Texas (1.3%):
   500,000 Tarrant County Texas Health Facilities Development,
            4.75%, 9/1/00, AMBAC.................................   $   506,250
                                                                    -----------
 Virginia (1.9%):
   750,000 Virginia State Public School Authority 4.50%, 1/1/01..       750,938
                                                                    -----------
 Wisconsin (2.6%):
 1,000,000 Milwaukee, GO, 5.00%, 2/1/01..........................     1,022,500
                                                                    -----------
  Total Municipal Bonds (cost $31,856,324)                           32,209,555
                                                                    -----------
 INVESTMENT COMPANY (0.0%):
         1 Nuveen Tax Free Money Market Fund.....................             1
                                                                    -----------
  Total Investment Company (cost $1)                                          1
                                                                    -----------
  Total Investments (cost--$38,006,520)(a)--(99.1%)                  38,450,369
  Other assets in excess of liabilities--(0.9%)                         365,708
                                                                    -----------
  NET ASSETS--(100.0%)                                              $38,816,077
                                                                    ===========

--------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.  $454,946
   Unrealized depreciation.   (11,099)
                             --------
             Net unrealized
   appreciation............  $443,847
                             ========

AMBAC Insured by AMBAC Indemnity Corporation
FGIC Insured by Financial Guaranty Insurance Corporation
GO General Obligation
MBIA Insured by Municipal Bond Insurance Association

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
NEW ASIA GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                JANUARY 31, 1997
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS (80.4%):
 Hong Kong (34.2%):
 Chemicals (0.3%):
   200,000 Ngai Hing Hong Co. Ltd.................................   $    54,200
                                                                     -----------
 Diversified--Conglomerates, Holding Companies (8.3%):
   914,000 Fairyoung Holdings Ltd.(b).............................       433,468
    78,000 Hutchinson Whampoa Ltd.................................       588,850
    45,000 Swire Pacific Ltd., Class A............................       413,762
                                                                     -----------
                                                                       1,436,080
                                                                     -----------
 Electric & Electronic (2.0%):
   590,000 Elec & Eltek (Bermuda) International Holdings Ltd......       133,242
   120,000 VTech Holdings Ltd.....................................       212,930
                                                                     -----------
                                                                         346,172
                                                                     -----------
 Financial Services (3.6%):
    13,200 Dah Sing Financial Group...............................        59,620
    41,000 Guoco Group Ltd........................................       231,746
    14,800 HSBC Holdings PLC......................................       342,831
                                                                     -----------
                                                                         634,197
                                                                     -----------
 Forest Products (0.8%):
   514,000 Ta Fu International Ltd................................       144,270
                                                                     -----------
 Real Estate (16.3%):
    61,000 Cheung Kong Holdings Ltd...............................       568,750
   240,000 China Overseas Land & Investment.......................       130,081
   116,000 China Resources Beijing Land(b)........................        68,112
   169,000 China Resources Enterprise Ltd.........................       360,943
    42,000 Henderson Land Development Co. Ltd.....................       388,888
   200,000 HKR International Ltd..................................       311,007
    65,000 Lai Sun Development Co. Ltd............................       100,658
    60,000 New World Development Co. Ltd..........................       370,111
    19,000 Sun Hung Kai Properties Ltd............................       214,543
   120,000 Wheelock & Co. Ltd.....................................       333,720
                                                                     -----------
                                                                       2,846,813
                                                                     -----------
 Textile/Apparel (1.2%):
   865,000 Chaifa Holdings Ltd....................................       209,859
                                                                     -----------
 Utilities--Electric (1.7%):
    85,500 Hong Kong Electric Holdings Ltd........................       303,977
                                                                     -----------
  Total Hong Kong                                                      5,975,568
                                                                     -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Indonesia (10.9%):
 Automotive (2.3%):
   115,000 PT Astra International.................................   $   406,480
                                                                     -----------
 Financial Services (1.8%):
   450,000 PT Bank Negara Indonesia(b)............................       307,700
                                                                     -----------
 Fisheries (2.9%):
   343,000 PT Daya Guna Samudera(b)...............................       497,938
                                                                     -----------
 Food Products (2.0%):
   300,000 PT Fiskar Agung Perkasa(b).............................       353,461
                                                                     -----------
 Transportation (1.9%):
   254,000 PT Steady Safe.........................................       328,656
                                                                     -----------
  Total Indonesia                                                      1,894,235
                                                                     -----------
 Malaysia (16.9%):
 Construction (0.7%):
    35,000 Ekran Berhad...........................................       121,112
                                                                     -----------
 Diversified--Conglomerates, Holding Companies (3.4%):
    40,000 Arab Malaysian Corp. Berhad............................       215,668
   200,000 Renong Berhad..........................................       366,958
                                                                     -----------
                                                                         582,626
                                                                     -----------
 Engineering (1.7%):
   120,000 IJM Corp Berhad........................................       301,774
                                                                     -----------
 Financial Services (3.0%):
   165,000 Berjaya Capital Berhad.................................       223,072
   170,000 Public Finance Berhad..................................       306,442
                                                                     -----------
                                                                         529,514
                                                                     -----------
 Leisure & Recreation/Gaming (2.1%):
    55,000 Genting Berhad.........................................       373,999
                                                                     -----------
 Real Estate (1.2%):
   132,000 LARUT Consolidated Berhad..............................       216,698
                                                                     -----------
 Telecommunication (1.7%):
   135,000 Time Engineering Berhad................................       298,756
                                                                     -----------
 Transportation (3.1%):
   160,000 Johor Port Berhad(b)...................................       243,351
    26,000 Lingkaran Trans Kota Holdings Berhad(b)................        53,877
    85,000 Metacorp Berhad........................................       242,828
                                                                     -----------
                                                                         540,056
                                                                     -----------
  Total Malaysia                                                       2,964,535
                                                                     -----------

                                   Continued

PACIFIC CAPITAL FUNDS
NEW ASIA GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1997
                                  (UNAUDITED)

                                   SECURITY                            MARKET
  SHARES                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Philippines (2.3%):
 Real Estate (2.3%):
   325,000 Fil-Estate Land, Inc...................................   $   292,931
   607,000 Robinson's Land Corp., Series B(b).....................       111,725
                                                                     -----------
                                                                         404,656
                                                                     -----------
  Total Philippines                                                      404,656
                                                                     -----------
 Singapore (0.8%):
 Real Estate (0.8%):
    55,000 Orchard Parade Holdings Ltd............................       136,748
                                                                     -----------
  Total Singapore                                                        136,748
                                                                     -----------
 Thailand (5.7%):
 Financial Services (1.8%):
    15,500 Bangkok Bank PLC.......................................       133,976
    30,000 Thai Farmers Bank PLC..................................       173,644
                                                                     -----------
                                                                         307,620
                                                                     -----------
 Oil & Gas Exploration, Production & Services (1.4)%:
    17,500 PTT Exploration & Production PLC.......................       251,206
                                                                     -----------
 Textile/Apparel (1.0%):
   183,000 Big C Supercenter PLC..................................       181,835
                                                                     -----------
 Utilities (1.5%):
    74,000 Cogeneration PLC(b)....................................       268,416
                                                                     -----------
  Total Thailand                                                       1,009,077
                                                                     -----------
 New Taiwan (2.9%):
 Automotive (1.2%):
   113,000 China Motor Co. Ltd....................................       212,158
                                                                     -----------

                                   SECURITY                            MARKET
  SHARES                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 New Taiwan, continued:
 Electrical & Electronic (1.7%):
    25,000 Chroma Ate, Inc.(b)....................................   $    80,204
    30,000 Inventec Co. Ltd.(b)...................................       218,737
                                                                     -----------
                                                                         298,941
                                                                     -----------
  Total New Taiwan                                                       511,099
                                                                     -----------
 United States (6.7%):
 Computers & Peripherals (1.5%):
    12,500 Lite-On Technology Corp. GDR(b)........................       272,625
                                                                     -----------
 Construction & Housing (1.9%):
    23,538 Dong-Ah Construction Industrial Co. EDR(b).............       329,532
                                                                     -----------
 Electrical & Electronic (1.7%):
    60,000 Elec & Eltek International Co. Ltd.....................       290,400
                                                                     -----------
 Food Products (1.1%):
    60,000 Want Want Holdings(b)..................................       188,400
                                                                     -----------
 Transportation--Marine (0.5%):
     7,500 Yang Ming Marine Transport GDR(b)......................        93,825
                                                                     -----------
  Total United States                                                  1,174,782
                                                                     -----------
  Total Common Stocks (cost $12,118,683)                              14,070,700
                                                                     -----------
 INVESTMENT COMPANY (17.8%):
 3,106,829 Bank of California Money Market Fund...................     3,106,829
                                                                     -----------
  Total Investment Company (cost $3,106,829)                           3,106,829
                                                                     -----------
  Total Investments (cost--$15,225,512)(a)--(98.2%)                   17,177,529
  Other assets in excess of liabilities--(1.8%)                          275,104
                                                                     -----------
  NET ASSETS--(100.0%)                                               $17,452,633
                                                                     ===========

------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized apprecia-
    tion................. $2,407,021
   Unrealized deprecia-
    tion.................   (455,004)
                          ----------
   Net unrealized appre-
    ciation.............. $1,952,017
                          ==========

(b) Represents non-income producing security.
ADR American Depository Receipt
EDR European Depository Receipt
GDR Global Depository Receipt
PLC Public Limited Company

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                               JANUARY 31, 1997
                                  (UNAUDITED)

1. ORGANIZATION

 Pacific Capital Funds (the "Trust") was organized on October 30, 1992, and is registered under the Investment Company Act of 1940, as amended, ("the 1940 Act"), as a diversified, open-end management investment company established as a Massachusetts business trust. The Trust currently consists of the following investment portfolios (individually, a "Fund" and collectively, the "Funds"): Growth Stock Fund, U.S. Treasury Securities Fund, Short Intermediate U.S. Treasury Securities Fund, Growth and Income Fund, Diversified Fixed Income Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund, and New Asia Growth Fund. The Trust is authorized to issue an unlimited number of shares without par value in two classes of shares for each Fund: Retail Class and Institutional Class. The Institutional Class commenced operations October 14, 1994 when the Trust identified those Institutional Shareholders that were part of the Retail Class (as of October 13, 1994) and transferred the Shareholders into the Institutional Class. Retail Class Shares are subject to initial sales charges, imposed at the time of purchase, in accordance with the Funds' prospectuses. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) fees paid by Retail Class Shares, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

 The Funds' investment objectives are as follows. Growth Stock Fund seeks long-term capital appreciation; U.S. Treasury Securities Fund and Short Intermediate U.S. Treasury Securities Fund seek a high level of current income consistent with prudent risk of capital. Growth and Income Fund seeks primarily current income and secondarily capital appreciation. Diversified Fixed Income Fund seeks a high level of current income. Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund seek a high level of current income exempt from federal and Hawaii income taxes. New Asia Growth Fund seeks long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITIES VALUATION

  Investments of the Funds for which the primary market is a national securities exchange or the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ") are valued at last reported sale price on the day of valuation. In the absence of any sale of such securities on the valuation date, the valuations are based on the mean of the latest quoted bid and asked prices. Securities, including thinly traded, unlisted, and restricted securities, for which market quotations are not readily available, are valued at fair market value by the investment adviser under the supervision of the Fund's Board of Trustees. Investments in investment companies are valued at their respective net asset values as reported by such companies. Money market instruments and other debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Investments in foreign securities, currency holdings and other assets and liabilities of New Asia Growth Fund are valued based on quotations from the primary market in which they are traded and translated from the local currency into U.S. dollars using current exchange rates. The differences between the cost and market values of securities are reflected as either unrealized appreciation or depreciation.

                                   Continued

PACIFIC CAPITAL FUNDS

                               JANUARY 31, 1997
                                  (UNAUDITED)

  SECURITIES TRANSACTIONS AND RELATED INCOME

  Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date and is reduced by applicable foreign taxes withheld. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

  FOREIGN CURRENCY TRANSLATION

  The New Asia Growth Fund isolates that portion of the results of operations resulting from changes in currency exchange rates from the fluctuation arising from changes in market prices of securities held.

  Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions. Reported net realized foreign exchange gains or losses arise from sales and maturities of portfolio securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amounts of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency appreciation or depreciation arises from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

  RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES

  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

  Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available in the New Asia Growth Fund and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

  Withholding taxes on foreign dividends have been provided for in accordance with the New Asia Growth Fund's understanding of applicable countries' tax rules and rates.

  FORWARD CURRENCY EXCHANGE CONTRACTS

  The New Asia Growth Fund may from time to time enter into foreign currency exchange transactions to convert to and from different foreign currencies. The Fund may enter into currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward currency contracts to purchase or to sell foreign currencies. A forward foreign currency contract is an obligation by the Fund to purchase or to sell a specific currency at a future date at a price set at the time of the contract. The Fund may use forward foreign currency exchange contracts in order to protect against uncertainty in fluctuations of future foreign exchange rates. The use of such forward

                                   Continued

PACIFIC CAPITAL FUNDS

                               JANUARY 31, 1997
                                  (UNAUDITED)

  contracts is limited to hedging against movements in the value of foreign currencies relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward foreign exchange currency contract or if the value of the foreign currency changes unfavorably.

  WHEN-ISSUED AND FORWARD COMMITMENTS

  The Funds may purchase securities on a "when-issued" basis and may also purchase or sell securities on a forward commitment. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. The value of securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their value, is taken into account when determining the net asset value of the Funds commencing with the date the Funds agree to purchase the securities. The Funds do not accrue interest or dividends on when-issued securities until the underlying securities are received.

  REPURCHASE AGREEMENTS

  The Funds may acquire securities from member banks of the Federal Deposit Insurance Corporation and from registered broker-dealers which Hawaiian Trust Company, Limited ("Hawaiian Trust") deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price ("repurchase agreement"). The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than 102% of the repurchase price (including accrued interest). Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

  DIVIDENDS TO SHAREHOLDERS

  Dividends from net investment income are declared daily and paid monthly for the U.S. Treasury Securities Fund, Short Intermediate U.S. Treasury Securities Fund, Diversified Fixed Income Fund, Tax-Free Securities Fund, and Tax-Free Short Intermediate Securities Fund. Dividends from net investment income are declared and paid monthly for the Growth Stock Fund and Growth and Income Fund. Dividends from net investment income are declared and paid quarterly for the New Asia Growth Fund. Distributable net realized capital gains, if any, are declared and distributed annually.

  Dividends from net investment income and net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of foreign currency transactions and deferrals of certain losses. Permanent book and tax basis differences are reflected in the components of net assets.

                                   Continued

PACIFIC CAPITAL FUNDS

                               JANUARY 31, 1997
                                  (UNAUDITED)

  FEDERAL INCOME TAXES

  Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

  ORGANIZATION COSTS

  Costs incurred by the Trust in connection with organization, registration and the initial public offering of shares have been deferred and are amortized using the straight-line method over a period of two years from the commencement of the public offering of shares of each Fund. In the event that any of the initial shares of a Fund are redeemed during such period by any holder thereof, the Trust will reduce the redemption proceeds otherwise payable to such holder to cover any unamortized organizational expenses of the Trust in the same proportion as the number of initial shares of the Fund being redeemed bears to the number of initial shares of the Trust outstanding at the time of redemption.

  CONCENTRATION OF CREDIT RISK

  The Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund have a majority of their investments in the securities of issuers in Hawaii. Such concentration may subject the Fund to the effects of economic changes occurring within that State.

  OTHER

  Expenses that are directly related to one Fund are charged directly to that Fund and are allocated to each class of shares based on the relative net assets of each class, except 12b-1 fees which are allocated only to the Retail Class Shares. Other operating expenses for the Funds or the Trust are prorated to the Funds on the basis of relative net assets or other appropriate basis.

3.PURCHASES AND SALES OF SECURITIES

 Purchases and sales of securities (excluding short-term securities) for the six months ended January 31, 1997 are as follows:

                                                          PURCHASES     SALES
                                                         ----------- -----------
  Growth Stock Fund..................................... $33,461,089 $53,588,439
  U.S. Treasury Securities Fund.........................   6,647,516   5,493,395
  Short Intermediate U.S. Treasury Securities Fund......   8,291,176   9,162,744
  Growth and Income Fund................................  41,089,793  35,108,493
  Diversified Fixed Income Fund.........................  58,671,001  83,456,114
  Tax-Free Securities Fund..............................  17,772,313  12,915,099
  Tax-Free Short Intermediate Securities Fund...........   5,605,775   6,035,704
  New Asia Growth Fund..................................   9,411,981   6,783,119

                                   Continued

PACIFIC CAPITAL FUNDS

                               JANUARY 31, 1997
                                  (UNAUDITED)

4. RELATED PARTY TRANSACTIONS

 Investment advisory services are provided to the Trust by Hawaiian Trust (the "Adviser"). Under the terms of the investment advisory agreement with the Trust, the Adviser is entitled to receive fees based on a percentage of the average net assets of the Fund.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of The BISYS Group, Inc. BISYS, with whom certain officers and a trustee of the Trust are affiliated, serves the Trust as principal underwriter and administrator. Such officers and trustee are not paid any fees directly by the Funds for serving as officers and trustee of the Trust. Under the terms of the management and administration agreement, BISYS's fees are computed at an annual rate of 0.20% of the average daily net assets of each Fund.

 BISYS also serves as the Trust's distributor and receives fees for providing distribution services in accordance with a Distribution Agreement (the "Agreement") pursuant to Rule 12b-1 under the 1940 Act. Under the Agreement, Retail Class Shares pay BISYS a fee not to exceed, on an annual basis, 0.75% of the average daily net assets attributable to the Retail Class of shares of each Fund for payments BISYS makes to banks, including the Adviser, other institutions and broker/dealers, and for expenses BISYS and any of its affiliates or subsidiaries incur for providing distribution or shareholder service assistance. For the six months ended January 31, 1997, BISYS, as the Trust's principal underwriter, received approximately $93,542 from commissions on sales of Retail Class shares of which $81,963 was reallowed to affiliated dealers of the Trust's shares and $11,572 was reallowed to other dealers of the Trust's shares.

 BISYS Ohio serves the Trust as fund accountant. Under the terms of the fund accounting agreement, BISYS Ohio is entitled to receive fees based on a percentage of the average net assets of each Fund and is reimbursed for certain out-of-pocket expenses incurred in providing fund accounting services.

 Fees may be voluntarily reduced or expenses reimbursed to assist the Funds in maintaining competitive expense ratios.

 Information regarding these transactions for the six months ended January 31, 1997 is as follows:

                             INVESTMENT ADVISORY FEES
                            ---------------------------
                            ANNUAL FEE AS A             ADMINISTRATION  12B-1 FEES
                             PERCENTAGE OF     FEES          FEES      VOLUNTARILY
                             AVERAGE DAILY  VOLUNTARILY  VOLUNTARILY    REDUCED--    EXPENSES  ACCOUNTING
                              NET ASSETS      REDUCED      REDUCED     RETAIL CLASS REIMBURSED    FEES
                            --------------- ----------- -------------- ------------ ---------- ----------
  Growth Stock Fund.......       0.80%        $   --       $39,546       $13,958      $  --     $29,681
  U.S. Treasury Securities
   Fund...................       0.60%            --         5,085         2,647         --       4,226
  Short Intermediate U.S.
   Treasury Securities
   Fund...................       0.50%         24,282        6,136         2,197         --       4,497
  Growth and Income Fund..       0.80%            --        17,375         3,750         --      13,781
  Diversified Fixed Income
   Fund...................       0.60%            --        34,040         2,931         --      27,305
  Tax-Free Securities
   Fund...................       0.60%            --        61,509         1,579         --      52,775
  Tax-Free Short
   Intermediate Securities
   Fund...................       0.50%            --        10,296         1,959         --       9,299
  New Asia Growth Fund....       0.90%            --         3,697         6,073       7,778      7,450

                                   Continued

PACIFIC CAPITAL FUNDS

                                JANUARY 31, 1997
                                  (UNAUDITED)

5.CAPITAL SHARE TRANSACTIONS:

 Transactions in capital shares for the Trust were as follows:

                                                             U.S. TREASURY
                               GROWTH STOCK FUND            SECURITIES FUND
                            -------------------------  ---------------------------
                               AMOUNT        SHARES          AMOUNT        SHARES
                            -------------  ----------  -------------  ------------
                            FOR THE SIX MONTHS ENDED   FOR THE SIX MONTHS ENDED
                                JANUARY 31, 1997           JANUARY 31, 1997
                            -------------------------  ---------------------------
  RETAIL CLASS SHARES:
  Shares issued...........  $     492,830      36,653  $     145,912       15,671
  Dividends reinvested....         11,309         864         24,816        2,681
  Shares redeemed.........       (948,147)    (72,941)       (84,617)      (9,192)
                            -------------  ----------  -------------  -----------
  Net Increase
  (Decrease)--Retail Class
  Shares..................  $    (444,008)    (35,424) $      86,111        9,160
                            =============  ==========  =============  ===========
  INSTITUTIONAL CLASS
  SHARES:
  Shares issued...........  $  13,813,952   1,057,769  $      50,309        5,413
  Dividends reinvested....         53,258       4,047        716,032       77,244
  Shares redeemed.........    (43,736,618) (3,228,712)    (1,314,647)    (141,027)
                            -------------  ----------  -------------  -----------
  Net Decrease--
  Institutional Class
  Shares..................  $ (29,869,408) (2,166,896) $    (548,306)     (58,370)
                            =============  ==========  =============  ===========
  Total Net Decrease......  $ (30,313,416) (2,202,320) $    (462,195)     (49,210)
                            =============  ==========  =============  ===========
                               FOR THE YEAR ENDED         FOR THE YEAR ENDED
                                 JULY 31, 1996               JULY 31, 1996
                            -------------------------  ---------------------------
  RETAIL CLASS SHARES:
  Shares issued...........  $   2,212,900     181,079  $     120,008       12,543
  Dividends reinvested....        269,722      22,667         60,138        6,342
  Shares redeemed.........     (1,174,009)    (94,879)      (205,941)     (21,534)
                            -------------  ----------  -------------  -----------
  Net Increase
  (Decrease)--Retail Class
  Shares..................  $   1,308,613     108,867  $     (25,795)      (2,649)
                            =============  ==========  =============  ===========
  INSTITUTIONAL CLASS
  SHARES:
  Shares issued...........  $ 131,615,185  10,917,906  $   1,527,773      161,323
  Dividends reinvested....      6,169,023     518,783      1,842,036      194,471
  Shares redeemed.........   (104,518,765) (8,612,823)   (30,773,600)  (3,250,486)
                            -------------  ----------  -------------  -----------
  Net Increase
  (Decrease)--
  Institutional Class
  Shares..................  $  33,265,443   2,823,866  $ (27,403,791)  (2,894,692)
                            =============  ==========  =============  ===========
  Total Net Increase
  (Decrease)..............  $  34,574,056   2,932,733  $ (27,429,586)  (2,897,341)
                            =============  ==========  =============  ===========

                                   Continued

PACIFIC CAPITAL FUNDS

                                JANUARY 31, 1997
                                  (UNAUDITED)

                            SHORT INTERMEDIATE U.S.
                            TREASURY SECURITIES FUND    GROWTH AND INCOME FUND
                            -------------------------- ---------------------------
                                 AMOUNT        SHARES        AMOUNT        SHARES
                            ------------  ------------ -------------  ------------
                            FOR THE SIX MONTHS ENDED   FOR THE SIX MONTHS ENDED
                                JANUARY 31, 1997           JANUARY 31, 1997
                            -------------------------- ---------------------------
  RETAIL CLASS SHARES:
  Shares issued...........  $     93,700        9,890  $     802,874       59,141
  Dividends reinvested....        21,532        2,273         75,466        5,664
  Shares redeemed.........      (623,793)     (65,744)      (271,861)     (20,207)
                            ------------  -----------  -------------  -----------
  Net Increase
  (Decrease)--Retail Class
  Shares..................  $   (508,561)     (53,581) $     606,479       44,598
                            ============  ===========  =============  ===========
  INSTITUTIONAL CLASS
  SHARES:
  Shares issued...........  $  2,707,790      285,240  $  19,688,437    1,437,371
  Dividends reinvested....        28,680        3,019      2,317,803      171,834
  Shares redeemed.........    (5,243,785)    (552,283)   (13,090,758)    (967,622)
                            ------------  -----------  -------------  -----------
  Net Increase
  (Decrease)--
  Institutional Class
  Shares..................  $ (2,507,315)    (264,024) $   8,915,482      641,583
                            ============  ===========  =============  ===========
  Total Net Increase
  (Decrease)..............  $ (3,015,876)    (317,605) $   9,521,961      686,181
                            ============  ===========  =============  ===========
                               FOR THE YEAR ENDED         FOR THE YEAR ENDED
                                 JULY 31, 1996               JULY 31, 1996
                            -------------------------- ---------------------------
  RETAIL CLASS SHARES:
  Shares issued...........  $    747,638       76,883  $     924,629       74,394
  Dividends reinvested....        47,554        4,976         16,890        1,409
  Shares redeemed.........       (95,449)      (9,947)      (128,162)     (10,325)
                            ------------  -----------  -------------  -----------
  Net Increase--Retail
  Class Shares............  $    699,743       71,912  $     813,357       65,478
                            ============  ===========  =============  ===========
  INSTITUTIONAL CLASS
  SHARES:
  Shares issued...........  $ 17,373,908    1,805,630  $  50,906,651    4,232,718
  Dividends reinvested....       110,962       11,544      1,235,834      104,577
  Shares redeemed.........    (9,634,113)  (1,006,064)   (23,658,493)  (1,948,216)
                            ------------  -----------  -------------  -----------
  Net Increase--
  Institutional Class
  Shares..................  $  7,850,757      811,110  $  28,483,992    2,389,079
                            ============  ===========  =============  ===========
  Total Net Increase......  $  8,550,500      883,022  $  29,297,349    2,454,557
                            ============  ===========  =============  ===========

                                   Continued

PACIFIC CAPITAL FUNDS

                                JANUARY 31, 1997
                                  (UNAUDITED)

                               DIVERSIFIED FIXED               TAX-FREE
                                  INCOME FUND               SECURITIES FUND
                           --------------------------- ---------------------------
                                 AMOUNT        SHARES        AMOUNT        SHARES
                           -------------  ------------ -------------  ------------
                           FOR THE SIX MONTHS ENDED    FOR THE SIX MONTHS ENDED
                               JANUARY 31, 1997            JANUARY 31, 1997
                           --------------------------- ---------------------------
  RETAIL CLASS SHARES:
  Shares issued........... $     342,142       32,476  $     102,127        9,688
  Dividends reinvested....        40,869        3,871          8,250          781
  Shares redeemed.........      (196,162)     (18,597)          (330)         (31)
                           -------------  -----------  -------------  -----------
  Net Increase--Retail
  Class Shares............ $     186,849       17,750  $     110,047       10,438
                           =============  ===========  =============  ===========
  INSTITUTIONAL CLASS
  SHARES:
  Shares issued........... $  19,190,491    1,802,287  $  15,206,463    1,443,435
  Dividends reinvested....       563,397       52,586      1,595,323      150,229
  Shares redeemed.........   (47,149,321)  (4,419,228)   (14,921,166)  (1,409,435)
                           -------------  -----------  -------------  -----------
  Net Increase
  (Decrease)--
  Institutional Class
  Shares.................. $ (27,395,433)  (2,564,355) $   1,880,620      184,229
                           =============  ===========  =============  ===========
  Total Net Increase
  (Decrease).............. $ (27,208,584)  (2,546,605) $   1,990,667      194,667
                           =============  ===========  =============  ===========
                              FOR THE YEAR ENDED          FOR THE YEAR ENDED
                                 JULY 31, 1996               JULY 31, 1996
                           --------------------------- ---------------------------
  RETAIL CLASS SHARES:
  Shares issued........... $   1,199,728      107,934  $     619,694       58,332
  Dividends reinvested....        35,296        3,293         17,516        1,652
  Shares redeemed.........      (100,216)      (9,260)      (608,257)     (58,984)
                           -------------  -----------  -------------  -----------
  Net Increase--Retail
  Class Shares............ $   1,134,808      101,967  $      28,953        1,000
                           =============  ===========  =============  ===========
  INSTITUTIONAL CLASS
  SHARES:
  Shares issued........... $ 198,618,575   18,085,880  $  28,592,966    2,708,891
  Dividends reinvested....       855,870       76,725      3,552,534      331,714
  Shares redeemed.........   (86,606,689)  (7,857,921)   (22,221,434)  (2,101,754)
                           -------------  -----------  -------------  -----------
  Net Increase--
  Institutional Class
  Shares.................. $ 112,867,756   10,304,684  $   9,924,066      938,851
                           =============  ===========  =============  ===========
  Total Net Increase...... $ 114,002,564   10,406,651  $   9,953,019      939,851
                           =============  ===========  =============  ===========

                                   Continued

PACIFIC CAPITAL FUNDS

                                JANUARY 31, 1997
                                  (UNAUDITED)

                                   TAX-FREE
                              SHORT INTERMEDIATE              NEW ASIA
                               SECURITIES FUND              GROWTH FUND
                           ------------------------------------------------------
                                AMOUNT        SHARES       AMOUNT        SHARES
                           -------------  -------------------------  ------------
                           FOR THE SIX MONTHS ENDED   FOR THE SIX MONTHS ENDED
                               JANUARY 31, 1997           JANUARY 31, 1997
                           ------------------------------------------------------
  RETAIL CLASS SHARES:
  Shares issued........... $     587,043      58,403  $     738,142      61,893
  Dividends reinvested....         7,623         756         21,601       1,764
  Shares redeemed.........      (218,547)    (21,649)      (317,948)    (26,772)
                           -------------  ----------  -------------  ----------
  Net Increase--Retail
  Class Shares............ $     376,119      37,510  $     441,795      36,885
                           =============  ==========  =============  ==========
  INSTITUTIONAL CLASS
  SHARES:
  Shares issued........... $   2,040,660     201,942  $   5,509,621     467,254
  Dividends reinvested....        48,718       4,801         81,463       6,605
  Shares redeemed.........    (3,777,596)   (373,335)    (1,280,396)   (106,022)
                           -------------  ----------  -------------  ----------
  Net Increase
  (Decrease)--
  Institutional Class
  Shares.................. $  (1,688,218)   (166,592) $   4,310,688     367,837
                           =============  ==========  =============  ==========
  Total Net Increase
  (Decrease).............. $  (1,312,099)   (129,082) $   4,752,483     404,722
                           =============  ==========  =============  ==========
                              FOR THE YEAR ENDED         FOR THE YEAR ENDED
                                JULY 31, 1996              JULY 31, 1996
                           ------------------------------------------------------
  RETAIL CLASS SHARES:
  Shares issued........... $     194,515      19,329  $   1,841,034     156,856
  Dividends reinvested....         2,672         265         13,647       1,284
  Shares redeemed.........       (52,273)     (5,147)      (101,353)     (8,592)
                           -------------  ----------  -------------  ----------
  Net Increase--Retail
  Class Shares............ $     144,914      14,447  $   1,753,328     149,548
                           =============  ==========  =============  ==========
  INSTITUTIONAL CLASS
  SHARES:
  Shares issued........... $   7,670,654     754,274  $   8,908,328     754,031
  Dividends reinvested....         6,511         642         46,083       4,330
  Shares redeemed.........    (7,930,532)   (783,406)    (2,879,942)   (252,790)
                           -------------  ----------  -------------  ----------
  Net Increase
  (Decrease)--
  Institutional Class
  Shares.................. $    (253,367)    (28,490) $   6,074,469     505,571
                           =============  ==========  =============  ==========
  Total Net Increase
  (Decrease).............. $    (108,453)    (14,043) $   7,827,797     655,119
                           =============  ==========  =============  ==========

PACIFIC CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                                          GROWTH STOCK FUND
                         --------------------------------------------------------------------------------------------
                                FOR THE                      FOR THE                   FOR THE
                           SIX MONTHS ENDED                YEAR ENDED                 YEAR ENDED          NOVEMBER 1,
                           JANUARY 31, 1997               JULY 31, 1996             JULY 31, 1995           1993 TO
                         --------------------------   ---------------------- ----------------------------  JULY 31,
                         RETAIL       INSTITUTIONAL   RETAIL   INSTITUTIONAL RETAIL (C) INSTITUTIONAL (B)  1994 (A)
                         -------      -------------   -------  ------------- ---------- ----------------- -----------
                              (UNAUDITED)
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $11.89          $11.89       $11.71      $11.71      $ 9.83         $ 9.89         $10.00
                         -------        --------      -------    --------      ------       --------        -------
Investment Activities
 Net investment income..    0.02            0.03         0.07        0.10        0.12           0.11           0.07
 Net realized and
  unrealized gain (loss)
  from investments......    2.53            2.54         0.89        0.89        1.87           1.83          (0.18)
                         -------        --------      -------    --------      ------       --------        -------
  Total from Investment
   Activities...........    2.55            2.57         0.96        0.99        1.99           1.94          (0.11)
                         -------        --------      -------    --------      ------       --------        -------
Distributions
 Net investment income..   (0.03)          (0.04)       (0.07)      (0.10)      (0.11)         (0.12)         (0.06)
 Net realized gains.....     --              --         (0.22)      (0.22)        --             --             --
 In excess of net
  realized gains........     --              --         (0.49)      (0.49)        --             --             --
                         -------        --------      -------    --------      ------       --------        -------
  Total Distributions...   (0.03)          (0.04)       (0.78)      (0.81)      (0.11)         (0.12)         (0.06)
                         -------        --------      -------    --------      ------       --------        -------
NET ASSET VALUE, END OF
 PERIOD.................  $14.41          $14.42       $11.89      $11.89      $11.71         $11.71         $ 9.83
                         =======        ========      =======    ========      ======       ========        =======
Total Return (excludes
 sales charges).........   21.45%(f)       21.68%(f)     8.25%       8.53%      20.43%         20.64%(d)      (1.05)%(f)
ANNUALIZED RATIOS/SUPPLEMENTARY
 DATA:
Net assets at end of
 period (000)...........  $5,868        $177,975       $5,261    $172,565      $3,905       $136,837        $56,121
Ratio of expenses to
 average net assets.....    1.31%(e)        1.07%(e)     1.34%       1.09%       1.36%          1.13%(e)       1.41%(e)
Ratio of net investment
 income to average net
 assets.................    0.31%(e)        0.57%(e)     0.60%       0.86%       1.12%          1.30%(e)       0.98%(e)
Ratio of expenses to
 average net assets*....    1.86%(e)        1.11%(e)     1.88%       1.13%       1.98%          1.21%(e)       2.31%(e)
Ratio of net investment
 income to average net
 assets*................   (0.23%)(e)       0.53%(e)     0.06%       0.82%       0.50%          1.23%(e)       0.07%(e)
Portfolio Turnover (g)..   18.58%          18.58%       61.30%      61.30%      32.40%         32.40%         25.89%
Average Commission Rate
 paid (h)............... $0.0941         $0.0941      $0.0895     $0.0895         --             --             --

------
 * During the period, certain fees were voluntarily reduced. In addition, the investment adviser reimbursed expenses. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) On October 13, 1994, the Trust identified those Institutional shareholders that were part of the Retail Class and transferred these shareholders into the Institutional Class at the prevailing net asset value effective October 14, 1994. The Financial Highlights presented for the Institutional Class reflects operations and distributions for the period from October 14, 1994 through July 31, 1995.
(c) The Financial Highlights presented for the Retail Class reflects operations and distributions for the Fund, as a whole, for the period from August 1, 1994 through October 13, 1994 combined with the operations and distributions of the Retail Class only for the period from October 14, 1994 through July 31, 1995.
(d) Represents total return for the Fund, as a whole, for the period from August 1, 1994 through October 13, 1994 plus total return for the Institutional Class for the period from October 14, 1994 through July 31, 1995.
(e) Annualized.
(f) Not annualized.
(g) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(h) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for periods ending prior to September 1, 1995.

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                                     U.S TREASURY SECURITIES FUND
                          -------------------------------------------------------------------------------------------
                                 FOR THE                     FOR THE                   FOR THE
                            SIX MONTHS ENDED                YEAR ENDED                YEAR ENDED          NOVEMBER 1,
                            JANUARY 31, 1997              JULY 31, 1996             JULY 31, 1995           1993 TO
                          ---------------------------  --------------------- ----------------------------  JULY 31,
                           RETAIL       INSTITUTIONAL  RETAIL  INSTITUTIONAL RETAIL (C) INSTITUTIONAL (B)  1994 (A)
                          --------      -------------  ------  ------------- ---------- ----------------- -----------
                               (UNAUDITED)
NET ASSET VALUE,
 BEGINNING OF PERIOD.....  $ 9.13           $ 9.14     $ 9.42      $ 9.43      $ 9.04         $ 8.66         $10.00
                          -------          -------     ------     -------      ------        -------        -------
Investment Activities
 Net investment income...    0.27             0.27       0.53        0.59        0.50           0.44           0.31
 Net realized and
  unrealized gain (loss)
  from investments.......    0.10             0.11      (0.20)      (0.24)       0.38           0.76          (1.00)
                          -------          -------     ------     -------      ------        -------        -------
  Total from Investment
   Activities............    0.37             0.38       0.33        0.35        0.88           1.20          (0.69)
                          -------          -------     ------     -------      ------        -------        -------
Distributions
 Net investment income...   (0.28)           (0.29)     (0.53)      (0.55)      (0.50)         (0.43)         (0.27)
 In excess of net
  investment income......     --               --       (0.09)      (0.09)        --             --             --
                          -------          -------     ------     -------      ------        -------        -------
  Total Distributions....   (0.28)           (0.29)     (0.62)      (0.64)      (0.50)         (0.43)         (0.27)
                          -------          -------     ------     -------      ------        -------        -------
NET ASSET VALUE, END OF
 PERIOD..................  $ 9.22            $ 9.23    $ 9.13      $ 9.14      $ 9.42         $ 9.43         $ 9.04
                          =======          =======     ======     =======      ======        =======        =======
Total Return (excludes
 sales charges)..........    4.07%(f)         4.19%(f)   3.43%       3.71%      10.18%         10.49%(d)      (6.95%)(f)
ANNUALIZED RATIOS/SUPPLEMENTARY
 DATA:
Net assets at end of
 period (000)............  $1,073          $22,937       $979     $23,248      $1,035        $51,264        $60,125
Ratio of expenses to
 average net assets......    1.15%(e)         0.90%(e)   1.20%       0.95%       1.19%          1.02%(e)       1.15%(e)
Ratio of net investment
 income to average net
 assets..................    5.62%(e)         5.86%(e)   5.55%       5.81%       5.57%          5.78%(e)       4.62%(e)
Ratio of expenses to
 average net assets*.....    1.69%(e)         0.94%(e)   1.74%       0.99%       1.81%          1.09%(e)       2.09%(e)
Ratio of net investment
 income to average net
 assets*.................    5.07%(e)         5.82%(e)   5.01%       5.77%       4.96%          5.71%(e)       3.68%(e)
Portfolio Turnover (g)...   23.62%           23.62%     15.75%      15.75%      80.98%         80.98%         11.36%

------
 * During the period, certain fees were voluntarily reduced. In addition, the investment adviser reimbursed expenses. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) On October 13, 1994, the Trust identified those Institutional shareholders that were part of the Retail Class and transferred these shareholders into the Institutional Class at the prevailing net asset value effective October 14, 1994. The Financial Highlights presented for the Institutional Class reflects operations and distributions for the period from October 14, 1994 through July 31, 1995.
(c) The Financial Highlights presented for the Retail Class reflects operations and distributions for the Fund, as a whole, for the period from August 1, 1994 through October 13, 1994 combined with the operations and distributions of the Retail Class only for the period from October 14, 1994 through July 31, 1995.
(d) Represents total return for the Fund, as a whole, for the period from August 1, 1994 through October 13, 1994 plus total return for the Institutional Class for the period from October 14, 1994 through July 31, 1995.
(e) Annualized.
(f) Not annualized.
(g) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                            SHORT INTERMEDIATE U.S. TREASURY SECURITIES FUND
                          --------------------------------------------------------------------------------------------
                                 FOR THE                     FOR THE                   FOR THE
                            SIX MONTHS ENDED                YEAR ENDED                YEAR ENDED          DECEMBER 13,
                            JANUARY 31, 1997              JULY 31, 1996             JULY 31, 1995           1993 TO
                          ---------------------------  --------------------- ----------------------------   JULY 31,
                            RETAIL      INSTITUTIONAL  RETAIL  INSTITUTIONAL RETAIL (C) INSTITUTIONAL (B)   1994 (A)
                          ---------     -------------  ------  ------------- ---------- ----------------- ------------
                               (UNAUDITED)
NET ASSET VALUE,
 BEGINNING OF PERIOD.....  $ 9.41           $ 9.42     $ 9.60      $ 9.61      $ 9.52         $ 9.30         $10.00
                          -------          -------     ------     -------      ------        -------         ------
Investment Activities
 Net investment income...    0.25             0.26       0.48        0.53        0.52           0.44           0.24
 Net realized and
  unrealized gain (loss)
  from investments.......    0.05             0.05      (0.11)      (0.13)       0.05           0.31          (0.52)
                          -------          -------     ------     -------      ------        -------         ------
  Total from Investment
   Activities............    0.30             0.31       0.37        0.40        0.57           0.75          (0.28)
                          -------          -------     ------     -------      ------        -------         ------
Distributions
 Net investment income...   (0.25)           (0.26)     (0.50)      (0.53)      (0.49)         (0.44)         (0.20)
 In excess of net
  investment income......     --               --       (0.04)      (0.04)        --             --             --
 Net realized gains......     --               --       (0.02)      (0.02)        --             --             --
                          -------          -------     ------     -------      ------        -------         ------
  Total Distributions....   (0.25)           (0.26)     (0.56)      (0.59)      (0.49)         (0.44)         (0.20)
                          -------          -------     ------     -------      ------        -------         ------
NET ASSET VALUE, END OF
 PERIOD..................  $ 9.46           $ 9.47     $ 9.41      $ 9.42      $ 9.60         $ 9.61         $ 9.52
                          =======          =======     ======     =======      ======        =======         ======
Total Return (excludes
 sales charges)..........    3.20%(f)         3.33%(f)   3.90%       4.18%       6.28%          6.57%(d)      (2.76%)(f)
ANNUALIZED RATIOS/SUPPLEMENTARY
 DATA:
Net assets at end of
 period (000)............    $656          $21,172     $1,156     $23,545        $489        $16,214         $3,419
Ratio of expenses to
 average
 net assets..............    0.88%(e)         0.63%(e)   0.92%       0.67%       0.99%          0.75%(e)       1.00%(e)
Ratio of net investment
 income
 to average net assets...    5.17%(e)         5.43%(e)   5.14%       5.40%       5.51%          5.84%(e)       3.96%(e)
Ratio of expenses to
 average
 net assets*.............    1.63%(e)         0.88%(e)   1.67%       0.92%       1.78%          0.99%(e)       5.39%(e)
Ratio of net investment
 income
 to average net assets*..    4.41%(e)         5.17%(e)   4.39%       5.15%       4.72%          5.61%(e)      (0.43%)(e)
Portfolio Turnover (g)...   37.92%           37.92%     47.17%      47.17%      62.73%         62.73%          0.00%

------
  * During the period, certain fees were voluntarily reduced. In addition, the investment adviser reimbursed expenses. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) On October 13, 1994, the Trust identified those Institutional shareholders that were part of the Retail Class and transferred these shareholders into the Institutional Class at the prevailing net asset value effective October 14, 1994. The Financial Highlights presented for the Institutional Class reflects operations and distributions for the period from October 14, 1994 through July 31, 1995.
(c) The Financial Highlights presented for the Retail Class reflects operations and distributions for the Fund, as a whole, for the period from August 1, 1994 through October 13, 1994 combined with the operations and distributions of the Retail Class only for the period from October 14, 1994 through July 31, 1995.
(d) Represents total return for the Fund, as a whole, for the period from August 1, 1994 through October 13, 1994 plus total return for the Institutional Class for the period from October 14, 1994 through July 31, 1995.
(e) Annualized.
(f) Not annualized.
(g) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statments.

PACIFIC CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                              GROWTH AND INCOME FUND
                         --------------------------------------------------------------------------
                                FOR THE                    FOR THE
                           SIX MONTHS ENDED              YEAR ENDED        OCTOBER 14, 1994 TO
                           JANUARY 31, 1997             JULY 31, 1996       JULY 31, 1995 (A)
                         -------------------------  ---------------------- ------------------------
                         RETAIL      INSTITUTIONAL  RETAIL   INSTITUTIONAL RETAIL     INSTITUTIONAL
                         -------     -------------  -------  ------------- ------     -------------
                              (UNAUDITED)
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $12.32        $12.32      $11.44      $11.43    $10.00         $10.00
                         -------        -------     -------     -------    ------        -------
Investment Activities
 Net investment income..    0.05           0.06        0.16        0.17      0.17           0.20
 Net realized and
  unrealized gain from
  investments...........    2.54           2.54        1.19        1.21      1.44           1.42
                         -------        -------     -------     -------    ------        -------
  Total from Investment
   Activities...........    2.59           2.60        1.35        1.38      1.61           1.62
                         -------        -------     -------     -------    ------        -------
Distributions
 Net investment income..   (0.05)         (0.06)      (0.15)      (0.17)    (0.17)         (0.19)
 In excess of net
  investment income.....     --             --        (0.01)      (0.01)      --             --
 Net realized gains.....   (0.63)         (0.63)      (0.31)      (0.31)      --             --
                         -------        -------     -------     -------    ------        -------
  Total Distributions...   (0.68)         (0.69)      (0.47)      (0.49)    (0.17)         (0.19)
                         -------        -------     -------     -------    ------        -------
NET ASSET VALUE, END OF
 PERIOD.................  $14.23         $14.23      $12.32      $12.32    $11.44         $11.43
                         =======        =======     =======     =======    ======        =======
Total Return (excludes
 sales charges).........   21.41%(b)      21.50%(b)   11.96%      12.29%    16.35%(b)      16.41%(b)
ANNUALIZED RATIOS/SUPPLEMENTARY
 DATA:
Net assets at end of
 period (000)...........  $1,974        $95,144      $1,160     $74,427      $328        $41,771
Ratio of expenses to
 average net assets.....    1.33%(c)       1.08%(c)    1.37%       1.11%     1.40%(c)       1.14%(c)
Ratio of net investment
 income to average net
 assets.................    0.67%(c)       0.96%(c)    1.03%       1.43%     2.08%(c)       2.47%(c)
Ratio of expenses to
 average net assets*....    1.87%(c)       1.12%(c)    1.91%       1.15%     1.99%(c)       1.22%(c)
Ratio of net investment
 income to average net
 assets*................    0.12%(c)       0.92%(c)    0.49%       1.39%     1.49%(c)       2.39%(c)
Portfolio Turnover (d)..   43.12%         43.12%      80.83%      80.83%    12.78%         12.78%
Average Commission Rate
 paid (e)............... $0.0913        $0.0913     $0.0921     $0.0921

------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for periods ending prior to September 1, 1995.


                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                           DIVERSIFIED FIXED INCOME FUND
                          ----------------------------------------------------------------------------
                                 FOR THE                      FOR THE
                            SIX MONTHS ENDED                 YEAR ENDED       OCTOBER 14, 1994 TO
                            JANUARY 31, 1997               JULY 31, 1996       JULY 31, 1995 (A)
                          ---------------------------   --------------------- ------------------------
                           RETAIL       INSTITUTIONAL   RETAIL  INSTITUTIONAL RETAIL     INSTITUTIONAL
                          -------       -------------   ------  ------------- ------     -------------
                               (UNAUDITED)
NET ASSET VALUE,
 BEGINNING OF PERIOD.....  $10.45           $10.53      $10.75      $10.84    $10.00         $10.00
                          -------         --------      ------    --------    ------        -------
Investment Activities
 Net investment income...    0.29             0.30        0.59        0.58      0.49           0.55
 Net realized and
  unrealized gain from
  investments............    0.13             0.13       (0.19)      (0.16)     0.74           0.78
                          -------         --------      ------    --------    ------        -------
  Total from Investment
   Activities............    0.42             0.43        0.40        0.42      1.23           1.33
                          -------         --------      ------    --------    ------        -------
Distributions
 Net investment income...   (0.29)           (0.30)      (0.58)      (0.61)    (0.48)         (0.49)
 In excess of net
  investment income......     --               --        (0.02)      (0.02)      --             --
 Net realized gains......   (0.09)           (0.09)      (0.10)      (0.10)      --             --
                          -------         --------      ------    --------    ------        -------
  Total Distributions....   (0.38)           (0.39)      (0.70)      (0.73)    (0.48)         (0.49)
                          -------         --------      ------    --------    ------        -------
NET ASSET VALUE, END OF
 PERIOD..................  $10.49           $10.57      $10.45      $10.53    $10.75         $10.84
                          =======         ========      ======    ========    ======        =======
Total Return (excludes
 sales charges)..........    4.06%(b)         4.16%(b)    3.69%       3.85%    12.66%(b)      13.70%(b)
ANNUALIZED RATIOS/SUPPLEMENTARY
 DATA:
Net assets at end of
 period (000)............  $1,283         $135,255      $1,093    $161,742       $27        $54,827
Ratio of expenses to
 average net assets......    1.13%(c)         0.88%(c)    1.15%       0.88%     1.18%(c)       0.93%(c)
Ratio of net investment
 income to average net
 assets..................    5.35%(c)         5.59%(c)    5.31%       5.56%     6.25%(c)       6.71%(c)
Ratio of expenses to
 average net assets*.....    1.67%(c)         0.92%(c)    1.69%       0.92%     1.77%(c)       1.01%(c)
Ratio of net investment
 income to average net
 assets*.................    4.81%(c)         5.55%(c)    4.77%       5.52%     5.66%(c)       6.63%(c)
Portfolio Turnover (d)...   43.14%           43.14%      58.86%      58.86%    60.47%         60.47%

------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.


                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                             TAX-FREE SECURITIES FUND
                          ----------------------------------------------------------------------------
                                 FOR THE                      FOR THE
                            SIX MONTHS ENDED                 YEAR ENDED       OCTOBER 14, 1994 TO
                            JANUARY 31, 1997               JULY 31, 1996       JULY 31, 1995 (A)
                          ---------------------------   --------------------- ------------------------
                           RETAIL       INSTITUTIONAL   RETAIL  INSTITUTIONAL RETAIL     INSTITUTIONAL
                          --------      -------------   ------  ------------- ------     -------------
                               (UNAUDITED)
NET ASSET VALUE,
 BEGINNING OF PERIOD.....  $10.44           $10.46      $10.53      $10.56    $10.00         $10.00
                          -------         --------      ------    --------    ------       --------
Investment Activities
 Net investment income...    0.25             0.26        0.50        0.52      0.39           0.42
 Net realized and
  unrealized
  gain from investments..    0.15             0.15        0.07        0.07      0.50           0.51
                          -------         --------      ------    --------    ------       --------
  Total from Investment
   Activities............    0.40             0.41        0.57        0.59      0.89           0.93
                          -------         --------      ------    --------    ------       --------
Distributions
 Net investment income...   (0.25)           (0.26)      (0.49)      (0.52)    (0.36)         (0.37)
 In excess of net
  investment income......     --               --        (0.04)      (0.04)      --             --
 Net realized gains......   (0.06)           (0.06)      (0.09)      (0.09)      --             --
 In excess of net
  realized gains.........     --               --        (0.04)      (0.04)      --             --
                          -------         --------      ------    --------    ------       --------
  Total Distributions....   (0.31)           (0.32)      (0.66)      (0.69)    (0.36)         (0.37)
                          -------         --------      ------    --------    ------       --------
NET ASSET VALUE, END OF
 PERIOD..................  $10.53           $10.55      $10.44      $10.46    $10.53         $10.56
                          =======         ========      ======    ========    ======       ========
Total Return (excludes
 sales charges)..........    3.81%(b)         3.92%(b)    5.54%       5.73%     9.06%(b)       9.54%(b)
ANNUALIZED RATIOS/SUPPLEMENTARY
 DATA:
Net assets at end of
 period (000)............    $683         $293,147        $569    $288,934      $563       $281,646
Ratio of expenses to
 average net assets......    1.11%(c)         0.86%(c)    1.14%       0.89%     1.15%(c)       0.89%(c)
Ratio of net investment
 income
 to average net assets...    4.59%(c)         4.83%(c)    4.66%       4.92%     4.93%(c)       5.16%(c)
Ratio of expenses to
 average
 net assets*.............    1.65%(c)         0.90%(c)    1.68%       0.93%     1.74%(c)       0.98%(c)
Ratio of net investment
 income
 to average net assets*..    4.04%(c)         4.79%(c)    4.12%       4.88%     4.34%(c)       5.07%(c)
Portfolio Turnover (d)...    4.47%            4.47%      24.78%      24.78%    49.17%         49.17%

------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.


                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                    TAX-FREE SHORT INTERMEDIATE SECURITIES FUND
                          ---------------------------------------------------------------------------
                                 FOR THE                     FOR THE
                            SIX MONTHS ENDED                YEAR ENDED       OCTOBER 14, 1994 TO
                            JANUARY 31, 1997              JULY 31, 1996       JULY 31, 1995 (A)
                          ---------------------------  --------------------- ------------------------
                           RETAIL       INSTITUTIONAL  RETAIL  INSTITUTIONAL RETAIL     INSTITUTIONAL
                          -------       -------------  ------  ------------- ------     -------------
                               (UNAUDITED)
NET ASSET VALUE,
 BEGINNING OF PERIOD.....  $10.05           $10.08     $10.11      $10.14    $10.00         $10.00
                          -------          -------     ------     -------    ------        -------
Investment Activities
 Net investment income...    0.19             0.19       0.37        0.40      0.30           0.32
 Net realized and
  unrealized gain from
  investments............    0.05             0.06      (0.03)      (0.03)     0.08           0.11
                          -------          -------     ------     -------    ------        -------
  Total from Investment
   Activities............    0.24             0.25       0.34        0.37      0.38           0.43
                          -------          -------     ------     -------    ------        -------
Distributions
 Net investment income...   (0.19)           (0.19)     (0.37)      (0.40)    (0.27)         (0.29)
 In excess of net
  investment income......     --               --       (0.03)      (0.03)      --             --
 Net realized gains......   (0.01)           (0.01)       --          --        --             --
                          -------          -------     ------     -------    ------        -------
  Total Distributions....   (0.20)           (0.20)     (0.40)      (0.43)    (0.27)         (0.29)
                          -------          -------     ------     -------    ------        -------
NET ASSET VALUE, END OF
 PERIOD..................  $10.09           $10.13     $10.05      $10.08    $10.11         $10.14
                          =======          =======     ======     =======    ======        =======
Total Return (excludes
 sales charges)..........    2.41%(b)         2.57%(b)   3.41%       3.67%     3.90%(b)       4.36%(b)
ANNUALIZED RATIOS/SUPPLEMENTARY
 DATA:
Net assets at end of
 period (000)............    $831          $37,985       $451     $39,472      $308        $39,993
Ratio of expenses to
 average net assets......    1.09%(c)         0.84%(c)   1.08%       0.83%     1.05%(c)       0.85%(c)
Ratio of net investment
 income to average net
 assets..................    3.55%(c)         3.80%(c)   3.64%       3.90%     3.82%(c)       4.03%(c)
Ratio of expenses to
 average net assets*.....    1.64%(c)         0.89%(c)   1.63%       0.88%     1.64%(c)       0.94%(c)
Ratio of net investment
 income to average net
 assets*.................    3.00%(c)         3.74%(c)   3.09%       3.85%     3.23%(c)       3.94%(c)
Portfolio Turnover (d)...   14.37%           14.37%     54.70%      54.70%    89.98%         89.98%

------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.


                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
                             FINANCIAL HIGHLIGHTS

                                               NEW ASIA GROWTH FUND
                         -----------------------------------------------------------------------------
                                FOR THE                     FOR THE
                           SIX MONTHS ENDED               YEAR ENDED         FEBRUARY 15, 1995 TO
                           JANUARY 31, 1997            JANUARY 31, 1996        JULY 31, 1995(A)
                         --------------------------  ----------------------- -------------------------
                         RETAIL       INSTITUTIONAL  RETAIL    INSTITUTIONAL RETAIL      INSTITUTIONAL
                         -------      -------------  -------   ------------- ------      -------------
                              (UNAUDITED)
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $11.11          $11.14      $11.21       $11.22    $10.00         $10.00
                         -------         -------     -------      -------    ------         ------
Investment Activities
 Net investment income
  (loss)................     --             0.02       (0.02)       (0.01)     0.02           0.04
 Net realized and
  unrealized gain from
  investments...........    1.97            1.96        0.20         0.22      1.19           1.18
                         -------         -------     -------      -------    ------         ------
  Total from Investment
   Activities...........    1.97            1.98        0.18         0.21      1.21           1.22
                         -------         -------     -------      -------    ------         ------
Distributions
 Net investment income..   (0.01)          (0.01)      (0.02)       (0.03)      --             --
 Net realized gains.....   (0.12)          (0.12)      (0.26)       (0.26)      --             --
                         -------         -------     -------      -------    ------         ------
  Total Distributions...   (0.13)          (0.13)      (0.28)       (0.29)      --             --
                         -------         -------     -------      -------    ------         ------
NET ASSET VALUE, END OF
 PERIOD.................  $12.95          $12.99      $11.11       $11.14    $11.21         $11.22
                         =======         =======     =======      =======    ======         ======
Total Return (excludes
 sales charges).........   17.77%(b)       17.88%(b)    1.71%        1.99%    12.10%(b)      12.20%(b)
ANNUALIZED RATIOS/SUPPLEMENTARY
 DATA:
Net assets at end of
 period (000)...........  $2,797         $14,656      $1,990       $8,469      $330         $2,861
Ratio of expenses to
 average net assets.....    2.13%(c)        1.87%(c)    2.22%        1.98%     2.24%(c)       1.97%(c)
Ratio of net investment
 income (loss) to
 average net assets.....   (0.04%)(c)       0.22%(c)   (0.28%)      (0.02%)    0.80%(c)       1.18%(c)
Ratio of expenses to
 average net assets*....    2.69%(c)        1.93%(c)    3.58%        2.84%     3.51%(c)       2.74%(c)
Ratio of net investment
 income (loss) to
 average net assets*....   (0.59%)(c)       0.17%(c)   (1.64%)      (0.88%)   (0.47%)(c)      0.42%(c)
Portfolio Turnover (d)..   55.65%          55.65%      86.53%       86.53%    55.62%         55.62%
Average Commission Rate
 paid (e)............... $0.0059         $0.0059     $0.0069      $0.0069       --             --

------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for periods ending prior to September 1, 1995.


                      See notes to financial statements.

Investment Adviser
Hawaiian Trust Company
111 S. King Street
Honolulu, Hawaii 96813


Administrator and Distributor
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219


Legal Counsel
Shereff, Friedman, Hoffman & Goodman, LLP
919 Third Avenue
New York, New York 10022


Auditors
Ernst & Young LLP
One Columbus, Suite 2400
Columbus, Ohio 43215


Transfer Agent
Administrative Data Management Corp.
10 Woodbridge Center Drive
Woodbridge, New Jersey 07095



For more complete information on the Pacific Capital Funds, including fees, expenses and sales charges, please call 1-800-258-9232 for a prospectus, which you should read carefully before you invest or send money. The Pacific Capital Funds are distributed by BISYS Fund Services.


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